                                                                   Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF NEVADA

                                              BK-03-52103-GWZ and BK-03-5270-GWZ
In re

                                              Jointly Administered under
                                              BK-03-52103-GWZ
AMERCO, a Nevada corporation, et. al.,
                                              Chapter 11

                           Debtors.
                                              Hon. Gregg W. Zive

--------------------------------------------------------------------------------

                   JOINT PLAN OF REORGANIZATION OF AMERCO AND
          AMERCO REAL ESTATE COMPANY, DEBTORS AND DEBTORS-IN-POSSESSION

--------------------------------------------------------------------------------

Craig D. Hansen                              Bruce T. Beesley
Thomas J. Salerno                            Bridget Peck
G. Christopher Meyer                         BEESLEY, PECK & MATTEONI, LTD
Sean T. Cork                                 5011 Meadowood Mall Way, Suite 300
SQUIRE, SANDERS & DEMPSEY L.L.P.             Reno, Nevada 89502
Two Renaissance Square, Suite 2700           (775) 827-8666
40 North Central Avenue                      Co-Counsel for Debtors and
Phoenix, Arizona 85004                       Debtors-in-Possession
(602) 528-4000
Attorneys for Debtors and
Debtors-in-Possession

Dated: October 6, 2003

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                                TABLE OF CONTENTS

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INTRODUCTION ................................................................................................    1

ARTICLE I            DEFINITIONS, RULES OF INTERPRETATION, AND COMPUTATION OF TIME...........................    1

         A.       Scope of Definitions.......................................................................    1
         B.       Definitions................................................................................    2

                  1.1      "503 Deadline"....................................................................    2
                  1.2      "Administrative Claim"............................................................    2
                  1.3      "Administrative Claims Bar Date"..................................................    2
                  1.4      "Affiliate".......................................................................    2
                  1.5      "Allowed Claim" or "Allowed Interest".............................................    2
                  1.6      "AMERCO"..........................................................................    2
                  1.7      "AMERCO/AREC Guaranty Obligations"................................................    2
                  1.8      "AMERCO Notes"....................................................................    2
                  1.9      "AMERCO Unsecured Claims".........................................................    2
                  1.10     "AREC"............................................................................    3
                  1.11     "AREC Note Claims"................................................................    3
                  1.12     "AREC Notes"......................................................................    3
                  1.13     "AREC Syndication Terms"..........................................................    3
                  1.14     "Avoidance Claims"................................................................    3
                  1.15     "Ballot"..........................................................................    3
                  1.16     "Bank of America Swap"............................................................    3
                  1.17     "Bankruptcy Code".................................................................    3
                  1.18     "Bankruptcy Court"................................................................    3
                  1.19     "Bankruptcy Rules"................................................................    3
                  1.20     "Bar Date"........................................................................    3
                  1.21     "Bar Date Order"..................................................................    3
                  1.22     "BBATs"...........................................................................    4
                  1.23     "BBAT Swaps"......................................................................    4
                  1.24     "BMO Claimholders"................................................................    4
                  1.25     "BMO Claims"......................................................................    4
                  1.26     "BMO Master Lease"................................................................    4
                  1.27     "BMO Operative Documents".........................................................    4
                  1.28     "BMO Properties"..................................................................    4
                  1.29     "BMO Valuation Hearing"...........................................................    4
                  1.30     "Business Day"....................................................................    4
                  1.31     "Carey Cash Proceeds".............................................................    4
                  1.32     "Carey Sale Agreement"............................................................    4
                  1.33     "Carey Sale Transaction"..........................................................    4
                  1.34     "Cash"............................................................................    4
                  1.35     "Causes of Action"................................................................    5
                  1.36     "Chapter 11 Cases"................................................................    5
                  1.37     "Citibank Claimholders"...........................................................    5
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                  1.38     "Citibank Master Lease"...........................................................    5
                  1.39     "Citibank Operative Documents"....................................................    5
                  1.40     "Citibank Properties".............................................................    5
                  1.41     "Citibank Claims".................................................................    5
                  1.42     "Citibank Valuation Hearing"......................................................    5
                  1.43     "Claim"...........................................................................    5
                  1.44     "Claimholder".....................................................................    5
                  1.45     "Claims Agent"....................................................................    5
                  1.46     "Class"...........................................................................    6
                  1.47     "Confirmation Date"...............................................................    6
                  1.48     "Confirmation Hearing"............................................................    6
                  1.49     "Confirmation Order"..............................................................    6
                  1.50     "Creditor"........................................................................    6
                  1.51     "Creditors' Committee"............................................................    6
                  1.52     "Cure"............................................................................    6
                  1.53     "D&O Insurance Policies"..........................................................    6
                  1.54     "Debtors".........................................................................    6
                  1.55     "Derivative Claims"...............................................................    6
                  1.56     "DIP Agent".......................................................................    6
                  1.57     "DIP Credit Agreement"............................................................    6
                  1.58     "DIP Facility"....................................................................    7
                  1.59     "DIP Facility Claim"..............................................................    7
                  1.60     "DIP Facility Order"..............................................................    7
                  1.61     "DIP Lenders".....................................................................    7
                  1.62     "Disallowed Claim" or "Disallowed Interest".......................................    7
                  1.63     "Disclosure Statement"............................................................    7
                  1.64     "Disputed Claim" or "Disputed Interest"...........................................    7
                  1.65     "Distribution Date"...............................................................    7
                  1.66     "Effective Date"..................................................................    7
                  1.67     "Equity Committee"................................................................    8
                  1.68     "Estates".........................................................................    8
                  1.69     "Exchange Act"....................................................................    8
                  1.70     "Exhibit".........................................................................    8
                  1.71     "Exhibit Filing Date".............................................................    8
                  1.72     "Existing Common Stock"...........................................................    8
                  1.73     "Existing Debt Securities"........................................................    8
                  1.74     "Existing SAC Holding Notes"......................................................    8
                  1.75     "Exit Financing Facility".........................................................    8
                  1.76     "Face Amount".....................................................................    8
                  1.77     "Final Order".....................................................................    8
                  1.78     "Holdback Amount".................................................................    9
                  1.79     "Impaired"........................................................................    9
                  1.80     "Indemnification Rights"..........................................................    9
                  1.81     "Indemnitee"......................................................................    9
                  1.82     "Insurance First Day Order".......................................................    9
                  1.83     "Intercompany Claim"..............................................................    9
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                                  (continued)

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                  1.84     "Interest"........................................................................    9
                  1.85     "Interestholder"..................................................................    9
                  1.86     "JPMorgan"........................................................................    9
                  1.87     "JPMorgan Chase Credit Facility"..................................................    9
                  1.88     "JPMorgan Claims".................................................................    9
                  1.89     "JPMorgan Support Party Obligation"...............................................    9
                  1.90     "JPMorgan Swap"...................................................................    9
                  1.91     "JPMorgan Syndication Terms"......................................................    9
                  1.92     "Key Ordinary Course Professional"................................................   10
                  1.93     "Key Ordinary Course Professional Claim"..........................................   10
                  1.94     "New AMERCO Notes"................................................................   10
                  1.95     "New AMERCO Notes Indenture"......................................................   10
                  1.96     "New BMO Guaranty"................................................................   10
                  1.97     "New Citibank Guaranty"...........................................................   10
                  1.98     "New Debt Securities".............................................................   10
                  1.99     "New Term Loan A Notes"...........................................................   10
                  1.100    "New Term Loan B Notes"...........................................................   10
                  1.101    "New Term Loan B Notes Indenture".................................................   10
                  1.102    "Non-Debtor Subsidiaries".........................................................   10
                  1.103    "Ordinary Course Professional Order"..............................................   10
                  1.104    "Other Interests".................................................................   11
                  1.105    "Other Priority Claims"...........................................................   11
                  1.106    "Other Unsecured Claims"..........................................................   11
                  1.107    "Oxford"..........................................................................   11
                  1.108    "Oxford Claims"...................................................................   11
                  1.109    "Person"..........................................................................   11
                  1.110    "Petition Date"...................................................................   11
                  1.111    "Plan"............................................................................   11
                  1.112    "PMPP"............................................................................   11
                  1.113    "PMPP Facility"...................................................................   11
                  1.114    "PMPP Support Agreement"..........................................................   11
                  1.115    "PMPP Support Obligation".........................................................   12
                  1.116    "PMSR"............................................................................   12
                  1.117    "PMSR Facility"...................................................................   12
                  1.118    "PMSR Restructured Support Obligation Agreement"..................................   12
                  1.119    "PMSR Support Agreement"..........................................................   12
                  1.120    "PMSR Support Obligations"........................................................   12
                  1.121    "Post-Petition Interest"..........................................................   12
                  1.122    "Preferred Stock Interests".......................................................   12
                  1.123    "Prepetition Agent"...............................................................   12
                  1.124    "Prepetition Lenders".............................................................   12
                  1.125    "Prepetition Lender Claims".......................................................   12
                  1.126    "Prepetition Note Claims".........................................................   12
                  1.127    "Priority Claims".................................................................   12
                  1.128    "Priority Tax Claim"..............................................................   13
                  1.129    "Professional"....................................................................   13
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                  1.130    "Professional Claim"..............................................................   13
                  1.131    "Professional Fee Bar Date".......................................................   13
                  1.132    "Professional Fee Order"..........................................................   13
                  1.133    "Pro Rata"........................................................................   13
                  1.134    "PwC".............................................................................   13
                  1.135    "PwC Litigation"..................................................................   13
                  1.136    "Reinstated" or "Reinstatement"...................................................   13
                  1.137    "Released Parties"................................................................   13
                  1.138    "Reorganized AMERCO"..............................................................   14
                  1.139    "Reorganized AREC"................................................................   14
                  1.140    "Reorganized Debtor" or "Reorganized Debtors".....................................   14
                  1.141    "Restated BMO Master Lease".......................................................   14
                  1.142    "Restated BMO Operative Documents"................................................   14
                  1.143    "Restated Citibank Master Lease"..................................................   14
                  1.144    "Restated Citibank Operative Documents"...........................................   14
                  1.145    "Restructuring Agreement (Revolver Lenders)"......................................   14
                  1.146    "Restructuring Agreement (AREC Noteholders)"......................................   14
                  1.147    "RepWest".........................................................................   14
                  1.148    "Retained Actions"................................................................   14
                  1.149    "Retiree Benefits"................................................................   15
                  1.150    "SAC Holding".....................................................................   15
                  1.151    "SAC Holding Note Documents"......................................................   15
                  1.152    "SAC Holding Senior Notes"........................................................   15
                  1.153    "SAC Holding Senior Notes Indenture"..............................................   15
                  1.154    "SAC Holding Participation and Subordination Agreement"...........................   15
                  1.155    "Scheduled".......................................................................   15
                  1.156    "Schedules".......................................................................   15
                  1.157    "Secured Claims"..................................................................   15
                  1.158    "Securities Act"..................................................................   15
                  1.159    "Statutory Committees"............................................................   15
                  1.160    "Subsidiary"......................................................................   16
                  1.161    "Terminated Swaps"................................................................   16
                  1.162    "U-Haul"..........................................................................   16
                  1.163    "UH Storage"......................................................................   16
                  1.164    "Unimpaired"......................................................................   16
                  1.165    "Unsecured Deficiency Claim"......................................................   16
                  1.166    "Voting Deadline".................................................................   16
                  1.167    "Workers' Compensation Program"...................................................   16

         C.       Rules of Interpretation....................................................................   16
         D.       Computation of Time........................................................................   17
         E.       References to Monetary Figures.............................................................   17
         F.       Exhibits...................................................................................   17
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                               TABLE OF CONTENTS
                                  (continued)

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
ARTICLE II           ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS, AND OTHER UNCLASSIFIED CLAIMS...............   17

                  2.1      Administrative Claims.............................................................   17
                  2.2      Priority Tax Claims...............................................................   18
                  2.3      Workers' Compensation Programs Claims.............................................   18
                  2.4      Retiree Benefits..................................................................   18
                  2.5      Claims for Professional Fees......................................................   18
                  2.6      Claims of DIP Lender..............................................................   18

ARTICLE III          CLASSIFICATION OF CLAIMS AND INTERESTS..................................................   19

                  3.1      Class 1...........................................................................   19
                  3.2      Class 2...........................................................................   19
                  3.3      Class 3...........................................................................   19
                  3.4      Class 4...........................................................................   19
                  3.5      Class 5...........................................................................   19
                  3.6      Class 6...........................................................................   19
                  3.7      Class 7...........................................................................   19
                  3.8      Class 8...........................................................................   19
                  3.9      Class 9...........................................................................   19
                  3.10     Class 10..........................................................................   19
                  3.11     Class 11..........................................................................   19

ARTICLE IV           IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED AND UNIMPAIRED BY THE PLAN...   19

                  4.1      Classes of Claims and Interests That Are Unimpaired...............................   19
                  4.2      Impaired Classes of Claims........................................................   20

ARTICLE V            PROVISIONS FOR TREATMENT OF CLAIMS AND INTERESTS........................................   20

                  5.1      Class 1 (JPMorgan Claims) (Impaired)..............................................   20
                  5.2      Class 2 (Other Priority Claims) (Unimpaired)......................................   20
                  5.3      Class 3 (Citibank Claims) (Impaired)..............................................   21
                  5.4      Class 4 (BMO Claims) (Impaired)...................................................   21
                  5.5      Class 5 (Other Unsecured Claims) (Unimpaired).....................................   22
                  5.6      Class 6 (AREC Note Claims) (Impaired).............................................   22
                  5.7      Class 7 (AMERCO Unsecured Claims) (Impaired)......................................   23
                  5.8      Class 8 (Oxford Claims) (Unimpaired)..............................................   23
                  5.9      Class 9 (Intercompany Claims) (Unimpaired)........................................   24
                  5.10     Class 10 (Preferred Stock Interests) (Unimpaired).................................   24
                  5.11     Class 11 (Existing Common Stock and Other Interests) (Unimpaired).................   24

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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE VI           ACCEPTANCE OR REJECTION OF THE PLAN; EFFECT OF REJECTION BY ONE OR MORE IMPAIRED
                     CLASSES OF CLAIMS OR INTERESTS..........................................................   24

                  6.1      Impaired Classes of Claims Entitled to Vote.......................................   24
                  6.2      Classes Deemed to Accept the Plan.................................................   24
                  6.3      Acceptance by Impaired Classes....................................................   24
                  6.4      Classes Deemed to Reject the Plan.................................................   24
                  6.5      Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code...................   24

ARTICLE VII          MEANS FOR IMPLEMENTATION OF THE PLAN....................................................   24

                  7.1      Continued Corporate Existence.....................................................   24
                  7.2      Directors and Officers of AMERCO..................................................   25
                  7.3      Listing on Securities Exchange or Quotation System................................   25
                  7.4      SAC Holding Participation.........................................................   26
                  7.5      Cancellation of Existing Debt Securities and Issuance of New Debt Securities......   26
                  7.6      Emergence Date Financing..........................................................   26
                  7.7      Preservation of Causes of Action..................................................   27
                  7.8      Exclusivity Period................................................................   27
                  7.9      Corporate Action..................................................................   27
                  7.10     Effectuating Documents; Further Transactions......................................   27
                  7.11     Exemption From Certain Transfer Taxes and Recording Fees..........................   27

ARTICLE VIII         EXECUTORY CONTRACTS AND UNEXPIRED LEASES................................................   28

                  8.1      Executory Contracts...............................................................   28
                  8.2      Approval of Assumption or Rejection...............................................   28
                  8.3      Cure of Defaults..................................................................   28
                  8.4      Bar Date..........................................................................   28

ARTICLE IX           PROVISIONS GOVERNING DISTRIBUTIONS......................................................   28

                  9.1      Time of Distributions.............................................................   28
                  9.2      No Interest on Claims or Interests................................................   28
                  9.3      Reorganized Debtors as Disbursing Agent...........................................   29
                  9.4      Surrender of Securities or Instruments............................................   29
                  9.5      Services of Indenture Trustees, Agents and Servicers..............................   29
                  9.6      Claims Administration Responsibility..............................................   29
                  9.7      Delivery of Distributions.........................................................   30
                  9.8      Procedures for Treating and Resolving Disputed and Contingent Claims..............   30
                  9.9      Fractional Securities; Fractional Dollars.........................................   31
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ARTICLE X            ALLOWANCE AND PAYMENT OF CERTAIN ADMINISTRATIVE CLAIMS..................................   31

                  10.1     DIP Facility Claim................................................................   31
                  10.2     Professional Claims...............................................................   31
                  10.3     Substantial Contribution Compensation and Expenses Bar Date.......................   32
                  10.4     Other Administrative Claims.......................................................   32

ARTICLE XI           EFFECT OF THE PLAN ON CLAIMS AND INTERESTS..............................................   32

                  11.1     Revesting of Assets...............................................................   32
                  11.2     Discharge of the Debtors..........................................................   32
                  11.3     Compromises and Settlements.......................................................   33
                  11.4     Release by Debtors of Certain Parties.............................................   33
                  11.5     Release by Holders of Claims......................................................   33
                  11.6     Setoffs...........................................................................   34
                  11.7     Subordination Rights..............................................................   34
                  11.8     Exculpation and Limitation of Liability...........................................   34
                  11.9     Indemnification Obligations.......................................................   35
                  11.10    Exclusions and Limitations on Exculpation, Indemnification, and Releases..........   35
                  11.11    Injunction........................................................................   35
                  11.12    AMERCO/AREC Guaranty Obligations..................................................   35
                  11.13    PMPP Support Agreement............................................................   36

ARTICLE XII          CONDITIONS PRECEDENT....................................................................   36

                  12.1     Conditions to Confirmation........................................................   36
                  12.2     Conditions to the Effective Date..................................................   36
                  12.3     Waiver of Conditions to Confirmation or Effective Date............................   36

ARTICLE XIII         RETENTION OF JURISDICTION...............................................................   37

ARTICLE XIV          MISCELLANEOUS PROVISIONS................................................................   38

                  14.1     Binding Effect....................................................................   38
                  14.2     Modification and Amendments.......................................................   38
                  14.3     Withholding and Reporting Requirements............................................   38
                  14.4     Revocation, Withdrawal or Non-Consummation........................................   39
                  14.5     Notices...........................................................................   39
                  14.6     Term of Injunctions or Stays......................................................   40
                  14.7     Governing Law.....................................................................   40
                  14.8     No Waiver or Estoppel.............................................................   40
                  14.9     Conflicts.........................................................................   40

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                                    EXHIBITS

         Exhibit A -1     --    Exit Financing Facility Commitment Letter

         Exhibit A -2     --    Exit Financing Facility Agreement

         Exhibit B        --    Restructuring Agreement (AREC Noteholders)

         Exhibit C        --    Restructuring Agreement (Revolver Lenders)

         Exhibit D        --    SAC Holding Participation and Subordination
                                Agreement

         Exhibit E        --    AMERCO/AREC Guaranty Obligations

         Exhibit F        --    PMSR Restructured Support and Obligation
                                Agreement

         Exhibit G        --    Restated BMO Master Lease

         Exhibit H        --    Restated Citibank Master Lease

         Exhibit I        --    New BMO Guaranty

         Exhibit J        --    New Citibank Guaranty

         Exhibit K        --    New AMERCO Notes Indenture

         Exhibit L        --    New Term Loan B Notes Indenture

         Exhibit M        --    SAC Holding Senior Notes Indenture

                                  INTRODUCTION

         AMERCO and its wholly-owned subsidiary, Amerco Real Estate Company, as debtors and debtors-in-possession in the above-captioned jointly administered Chapter 11 Cases, together with SAC Holding Corporation ("SAC") and SAC Holding II Corporation, each a Nevada corporation (together with SAC, collectively, "SAC Holding") hereby propose the following Joint Plan of Reorganization for the resolution of the outstanding Claims against and Interests in the Debtors. Capitalized terms used herein shall have the meanings ascribed to such terms in
Article I.B. of this Plan. The Debtors and SAC Holding are proponents of this Plan within the meaning of Section 1129 of the Bankruptcy Code.

         The direct and indirect subsidiaries of AMERCO and Amerco Real Estate Company have not commenced cases under Chapter 11 of the Bankruptcy Code. These subsidiaries, including, without limitation, U-Haul International, Inc., Oxford Life Insurance Company and Republic Western Insurance Company, continue to operate their businesses outside of bankruptcy.

         Under Section 1125(b) of the Bankruptcy Code, a vote to accept or reject this Plan cannot be solicited from a Claimholder until such time as the Disclosure Statement has been approved by the Bankruptcy Court and distributed to Claimholders. In this case, the Disclosure Statement was approved by the Bankruptcy Court by order entered on November ___, 2003, and has been distributed simultaneously with this Plan to all parties whose votes are being solicited. The Disclosure Statement contains, among other things, a discussion of the Debtors' and SAC Holding's history, business, properties and operations, projections for those operations, risk factors associated with the business and Plan, a summary and analysis of this Plan, and certain related matters including, among other things, the securities to be issued pursuant to this Plan by the Reorganized Debtors and SAC Holding. ALL CLAIMHOLDERS ARE ENCOURAGED TO READ THIS PLAN AND THE DISCLOSURE STATEMENT AND RELATED SOLICITATION MATERIALS IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN.

         Subject to certain restrictions and requirements set forth in Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 and those restrictions on modifications set forth in Article 14.2 of this Plan, each of the Debtors expressly reserves its respective rights to alter, amend, modify, revoke or withdraw this Plan with respect to such Debtor, one or more times, prior to this Plan's substantial consummation.

                                    ARTICLE I

                              DEFINITIONS, RULES OF
                     INTERPRETATION, AND COMPUTATION OF TIME

A.       SCOPE OF DEFINITIONS

         For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I.B. of this Plan. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules.

B.       DEFINITIONS

                  1.1 "503 DEADLINE" means the deadline for any Person who requests compensation or expense reimbursement for making a substantial contribution in the Chapter 11 Cases pursuant to Sections 503(b)(3), (4), and
(5) of the Bankruptcy Code to file an application with the clerk of the Bankruptcy Court, which shall be forty-five (45) days after the Effective Date.

                  1.2 "ADMINISTRATIVE CLAIM" means a Claim for any cost or expense of administration of the Chapter 11 Cases allowed under Sections 503(b), 507(b) or 546(c)(2) of the Bankruptcy Code and entitled to priority under
Section 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) fees payable under 28 U.S.C. Section 1930; (b) actual and necessary costs and expenses incurred in the ordinary course of the Debtors' business; (c) actual and necessary costs and expenses of preserving the Debtors' Estates or administering the Chapter 11 Cases; (d) DIP Facility Claims; and (e) all Professional Fees to the extent allowed by Final Order under Sections 330, 331, or 503 of the Bankruptcy Code.

                  1.3 "ADMINISTRATIVE CLAIMS BAR DATE" means the deadline for filing proofs or requests for payment of Administrative Claims, which shall be forty-five (45) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court, except with respect to Professional Claims, which shall be subject to the provisions of Article 10.2 hereof.

                  1.4      "AFFILIATE" has the meaning given such term by
Section 101(2) of the Bankruptcy Code.

                  1.5 "ALLOWED CLAIM" or "ALLOWED INTEREST" means, respectively, except as otherwise allowed or provided for in this Plan, a Claim or an Interest, proof of which was timely and properly filed or, if no proof of claim or proof of interest was filed, which has been or hereafter is listed by the Debtors in their Schedules as liquidated in amount and not disputed or contingent, and in either case, as to which no objection to the allowance thereof has been interposed on or before the later of: (a) 45 days after the Effective Date; or (b) such other applicable period of limitation as may be fixed or extended by the Bankruptcy Court, or as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder.

                  1.6 "AMERCO" means AMERCO, a Nevada corporation, debtor and debtor-in-possession in Case No. 03-52103 pending in the Bankruptcy Court.

                  1.7 "AMERCO/AREC GUARANTY OBLIGATIONS" means those obligations of the Debtors guarantying the obligations of certain of their direct and indirect subsidiaries, in substantially the form set forth in Exhibit E.

                  1.8      "AMERCO NOTES" means, collectively, the following:
(a) the $175,000,000 in original principal amount of 7.85% Senior Notes due 2003 issued by AMERCO pursuant to that certain Indenture, dated as of May 1, 1996, between AMERCO, as Issuer, and Citibank, N.A., as Trustee, as supplemented; (b) the $200,000,000 in original principal amount of 8.80% Senior Notes due 2005 issued by AMERCO pursuant to that certain Senior Indenture, dated as of April 1, 1999, between AMERCO and the Bank of New York, as Trustee, as supplemented; and
(c) the $110,000,000 in medium-term notes issued pursuant to that certain Indenture, dated September 10, 1999, between AMERCO and The First National Bank of Chicago, as original trustee.

                  1.9 "AMERCO UNSECURED CLAIMS" means any Claim arising under, from or relating to the following: (a) the AMERCO Notes; (b) the BBATs;
(c) the Terminated Swaps; (d) the

JPMorgan Support Party Obligation; and (e) Post-Petition Interest on such AMERCO Unsecured Claims, but only to the extent the Bankruptcy Court determines that such Post-Petition interest shall be included as an Allowed Class 7 Claim.

                  1.10 "AREC" means Amerco Real Estate Company, a Nevada corporation, debtor and debtor-in-possession in Case No. 03-52790 pending in the Bankruptcy Court.

                  1.11 "AREC NOTE CLAIMS" means any Claim arising under, from or relating to the AREC Notes.

                  1.12 "AREC NOTES" means, collectively, the following: (a) the $95,000,000 original principal amount of Senior Secured Notes, Series A, due April 30, 2012; and (b) the $5,000,000 original principal amount of Senior Notes, Series B, due April 30, 2007, each issued by AREC under that certain Note Purchase Agreement, dated March 15, 2002, as amended or modified from time to time, between AREC and the holders of such Series A and Series B Notes.

                  1.13 "AREC SYNDICATION TERMS" means those Syndication Terms described in an exhibit to the Restructuring Agreement (AREC Noteholders).

                  1.14 "AVOIDANCE CLAIMS" means Causes of Action against Persons arising under any of Sections 510, 547, 548, 549, 550 and 551 (to the extent the latter two sections are applicable to the other statutory sections referred to in this Article 1.14) of the Bankruptcy Code, or under similar or related state or federal statutes and common law, including fraudulent transfer laws, whether or not litigation has been commenced as of the Confirmation Date to prosecute such Avoidance Claims.

                  1.15 "BALLOT" means each of the ballot forms that are distributed with the Disclosure Statement to Claimholders included in Classes that are Impaired under this Plan and entitled to vote under Article 6.1 of this Plan to accept or reject this Plan.

                  1.16 "BANK OF AMERICA SWAP" means that certain ISDA Master Agreement, dated as of September 11, 1997, between AMERCO and Bank of New York, with an aggregate termination amount of $2,141,800.

                  1.17 "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended and codified in title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as in effect on the date hereof.

                  1.18 "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Nevada or such other court as may have jurisdiction over the Chapter 11 Cases.

                  1.19 "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases or proceedings therein, as the case may be.

                  1.20 "BAR DATE" means the deadline set by the Bankruptcy Court pursuant to the Bar Date Order or other Final Order for filing proofs of claim in the Chapter 11 Cases. For prepetition Claims, the Bar Date is November 10, 2003.

                  1.21 "BAR DATE ORDER" means the order entered by the Bankruptcy Court on September 30, 2003, which established November 10, 2003 as the Bar Date (Docket No. 415).

                  1.22 "BBATs" means the 7.135% Series 1997-C Bond Backed Asset Trust Certificates due October 15, 2002, in the original principal amount of $100,000,000 issued by AMERCO pursuant to that certain Trust Agreement, dated as of October 22, 1997, as amended or modified from time to time, between AMERCO, as depositer, and IBJ Schroder Bank & Trust Company, as Trustee.

                  1.23 "BBAT SWAPS" means the following interest rate swap agreements: (a) that certain ISDA Master Agreement, dated as of October 8, 1997, between AMERCO and Citibank, N.A., New York dated October 3, 2002, with an aggregate termination amount of $15,266,722.28; and (b) that certain ISDA Master Agreement, dated as of September 11, 1997, between AMERCO and Bank of America, N.A. (f/k/a NationsBank, N.A.) with an aggregate termination amount of $11,284,099.

                  1.24 "BMO CLAIMHOLDERS" means the Claimholders under the BMO Master Lease.

                  1.25 "BMO CLAIMS" means any Secured Claim arising under, from or relating to the BMO Master Lease and the BMO Operative Documents.

                  1.26 "BMO MASTER LEASE" means that certain Amended and Restated Master Lease Agreement and Open End Mortgage, dated as of July 27, 1999, as amended, by and among BMO Global Solutions, Inc., and the various Persons party thereto, U-Haul and AREC.

                  1.27 "BMO OPERATIVE DOCUMENTS" means any all documentation executed or delivered in conjunction with the BMO Master Lease, including, without limitation, that certain Amended and Restated Guaranty dated as of July 27, 1999, executed and delivered by AMERCO, pursuant to which AMERCO has guaranteed the obligations of AREC and U-Haul under the BMO Master Lease.

                  1.28 "BMO PROPERTIES" means the real property that is subject to the BMO Master Lease.

                  1.29 "BMO VALUATION HEARING" means the hearing to be conducted by the Bankruptcy Court pursuant to Article 5.4(c) of the Plan and Sections 506 and 1129(b) of the Bankruptcy Code with respect to the BMO Properties, as such hearing may be adjourned or continued from time to time.

                  1.30 "BUSINESS DAY" means any day, excluding Saturdays, Sundays and "legal holidays" (as defined in Bankruptcy Rule 9006(a)), on which commercial banks are open for business in Nevada.

                  1.31 "CAREY CASH PROCEEDS" means the Cash proceeds received by AREC and U-Haul from the Carey Sale Transaction pursuant to the terms of the Carey Sale Agreement.

                  1.32 "CAREY SALE AGREEMENT" means that certain Purchase and Sale Agreement, dated as of June 6, 2003, by and among AREC, U-Haul and UH Storage, including any amendment, modification, supplement and exhibit thereto.

                  1.33 "CAREY SALE TRANSACTION" means that certain transaction or series of transactions related to the sale of the Citibank Properties and BMO Properties pursuant to the Carey Sale Agreement.

                  1.34 "CASH" means currency, checks drawn on a bank insured by the Federal Deposit Insurance Corporation, certified checks, money orders, negotiable instruments, and wire transfers of immediately available funds.

                  1.35 "CAUSES OF ACTION" means any and all actions, proceedings, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise, including Avoidance Claims and Derivative Claims, unless otherwise waived or released by the Debtors or the Reorganized Debtors.

                  1.36 "CHAPTER 11 CASES" means the Chapter 11 Cases of the Debtors pending in the Bankruptcy Court and being jointly administered with one another under Case No. 03-52103-GWZ, and the phrase "Chapter 11 Case" when used with reference to a particular Debtor shall mean the particular case under Chapter 11 of the Bankruptcy Code commenced by such Debtor in the Bankruptcy Court.

                  1.37 "CITIBANK CLAIMHOLDERS" means the Claimholders under the Citibank Master Lease.

                  1.38 "CITIBANK MASTER LEASE" means that certain Master Lease, dated as of September 24, 1999, as amended, between BMO Global Capital Solutions, Inc., and AREC.

                  1.39 "CITIBANK OPERATIVE DOCUMENTS" means any and all documentation executed or delivered in conjunction with the Citibank Master Lease, including, without limitation, that certain Guaranty dated as of September 24, 1999, made by AMERCO, pursuant to which AMERCO has guaranteed the obligations of AREC under the Citibank Master Lease.

                  1.40 "CITIBANK PROPERTIES" means the real property that is subject to the Citibank Master Lease.

                  1.41 "CITIBANK CLAIMS" means any Secured Claim arising under, from or relating to Citibank Master Lease and the Citibank Operative Documents.

                  1.42 "CITIBANK VALUATION HEARING" means the hearing to be conducted by the Bankruptcy Court pursuant to Article 5.3(c) of the Plan and Sections 506 and 1129(b) of the Bankruptcy Code with respect to the Citibank Properties, as such hearing may be adjourned or continued from time to time.

                  1.43 "CLAIM" means a claim against one or both of the Debtors or their property, whether or not asserted in the Bankruptcy Cases, as defined in Section 101(5) of the Bankruptcy Code, including, without limitation:
(a) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, mature, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured arising at any time before the Effective Date; (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured; (c) any claim arising from rescission of or for damages from the purchase or sale of Existing Debt Securities; or (d) any claim for reimbursement or contribution associated with Existing Debt Securities.

                  1.44     "CLAIMHOLDER" means a holder of a Claim.

                  1.45 "CLAIMS AGENT" means The Trumbull Group, LLC, P.O. Box 426, Windsor, Connecticut 06095, Attn: Ronnie Kryjak.

                  1.46 "CLASS" means a category of Claimholders or Interestholders described in Article III of this Plan.

                  1.47 "CONFIRMATION DATE" means the date of entry of the Confirmation Order.

                  1.48 "CONFIRMATION HEARING" means the hearing before the Bankruptcy Court held to consider confirmation of this Plan and related matters under Section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  1.49 "CONFIRMATION ORDER" means the order entered by the Bankruptcy Court confirming this Plan.

                  1.50 "CREDITOR" means any holder of a Claim, whether or not such Claim is an Allowed Claim, encompassed within the statutory definition set forth in Section 101(10) of the Bankruptcy Code.

                  1.51 "CREDITORS' COMMITTEE" means the Official Committee of Unsecured Creditors appointed pursuant to Section 1102(a) of the Bankruptcy Code in the Chapter 11 Cases, as the membership thereof may change from time to time.

                  1.52 "CURE" means: (a) the cure of any non-monetary defaults to the extent required, if at all, pursuant to Section 365 of the Bankruptcy Code; and (b) with respect to monetary defaults, the distribution within a reasonable period of time following the Effective Date of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption (or assumption and assignment) of an executory contract or unexpired lease, pursuant to Section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations or such other amount as may be agreed upon by the parties, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law; provided, further, that in the event that a Debtor assumes an unexpired lease or executory contract, any guarantee provided by another Debtor related to such unexpired lease or executory contract shall be deemed Reinstated under the Plan if the failure of such guarantee to remain in force and effect would constitute a default under such assumed unexpired lease or executory contract.

                  1.53 "D&O INSURANCE POLICIES" means any directors and officers liability insurance policy or any applicable errors and omissions policy applicable to directors and officers of AMERCO and AREC, their Subsidiaries and Affiliates, or the Reorganized Debtors.

                  1.54     "DEBTORS" means AMERCO and AREC.

                  1.55 "DERIVATIVE CLAIMS" means any and all claims of the Debtors against any of their respective officers, directors, representatives, agents or employees based upon a breach or alleged breach by such Person of any duties owed to the Debtors.

                  1.56 "DIP AGENT" means the administrative agent for the DIP Lenders as defined in the DIP Credit Agreement.

                  1.57 "DIP CREDIT AGREEMENT" means that certain Senior Secured, Super-Priority Debtor-in Possession Loan and Security Agreement, dated as of August 15, 2003, as amended, supplemented or otherwise modified from time to time, and all documents executed in connection therewith, by and among the Debtors, the DIP Agent, and the DIP Lenders, which was executed by the Debtors in connection with the DIP Facility.

                  1.58 "DIP FACILITY" means the debtor-in-possession secured financing facility in the original principal amount of $300,000,000 provided to the Debtors by the DIP Lenders pursuant to the DIP Credit Agreement as authorized by the Bankruptcy Court pursuant to the DIP Facility Order.

                  1.59 "DIP FACILITY CLAIM" means all Administrative Claims of the DIP Agent and the DIP Lenders arising under or pursuant to the DIP Facility, including, without limitation, principal and interest on the DIP Facility, plus all reasonable fees and expenses (including professional fees and expenses) arising under the DIP Facility.

                  1.60 "DIP FACILITY ORDER" means, collectively, (i) the interim order that was entered by the Bankruptcy Court on August 14, 2003, (ii) the final order that was entered by the Bankruptcy Court on September 23, 2003, authorizing and approving the DIP Facility and the agreements related thereto, and (iii) any and all orders entered by the Bankruptcy Court authorizing and approving amendments to the DIP Credit Agreement.

                  1.61 "DIP LENDERS" means the lenders from time to time party to the DIP Credit Agreement.

                  1.62 "DISALLOWED CLAIM" or "DISALLOWED INTEREST" means a Claim or any portion thereof, or an Interest or any portion thereof, that: (a) has been disallowed by a Final Order; (b) is Scheduled at zero or as contingent, disputed or unliquidated and as to which a proof of claim or interest bar date has been established but no proof of claim or interest has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law; or (c) is not Scheduled and as to which a proof of claim or interest bar date has been set but no proof of claim or interest has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law.

                  1.63 "DISCLOSURE STATEMENT" means the written disclosure statement that relates to this Plan, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017, as such disclosure statement may be amended, modified or supplemented from time to time.

                  1.64 "DISPUTED CLAIM" or "DISPUTED INTEREST" means a Claim or any portion thereof, or an Interest or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim, or an Allowed Interest or a Disallowed Interest, as the case may be, and includes, without limitation, Claims or Interests that (a) have not been Scheduled by the Debtors or have been Scheduled at zero, or have been Scheduled as unknown, contingent, unliquidated or disputed, whether or not such Claims or Interests are the subject of a proof of claim or proof of interest in the Bankruptcy Court, (b) are the subject of a proof of claim or interest that differs in nature, amount or priority from the Schedules, or (c) are the subject of an objection filed with the Bankruptcy Court, which has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

                  1.65 "DISTRIBUTION DATE" means the date, selected by the Debtors or Reorganized Debtors, occurring as soon as practicable after the Effective Date as determined by the Reorganized Debtors, upon which distributions to holders of Allowed Claims and Allowed Interests entitled to receive distributions under this Plan shall commence.

                  1.66 "EFFECTIVE DATE" means the Business Day determined by the Debtors on which all conditions to the consummation of this Plan set forth in Article 12.2 of this Plan have been either satisfied or waived as provided in Article 12.3 of this Plan and is the day upon which this Plan is substantially consummated.

                  1.67 "EQUITY COMMITTEE" means the Official Committee of Equity Security Holders appointed pursuant to Section 1102(a) of the Bankruptcy Code in the Chapter 11 Cases, as the membership thereof may change from time to time.

                  1.68 "ESTATES" means the bankruptcy estates of the Debtors created pursuant to Section 541 of the Bankruptcy Code.

                  1.69 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or hereafter amended.

                  1.70 "EXHIBIT" means an exhibit annexed to either this Plan, in a supplement to the Plan or as an appendix to the Disclosure Statement.

                  1.71 "EXHIBIT FILING DATE" means the date on which Exhibits to this Plan or the Disclosure Statement shall be filed with the Bankruptcy Court, which date shall be at least five (5) days prior to the commencement of the hearing to consider approval of the Disclosure Statement, except with respect to Exhibit A-2, which shall be filed with the Bankruptcy Court at least five (5) days prior to the commencement of the Confirmation Hearing.

                  1.72 "EXISTING COMMON STOCK" means shares of common stock, par value $0.25 per share, of AMERCO that are authorized, issued and outstanding prior to the Effective Date.

                  1.73 "EXISTING DEBT SECURITIES" means (a) the AMERCO Notes; (b) the BBATS; and (c) the AREC Notes.

                  1.74 "EXISTING SAC HOLDING NOTES" means any and all promissory notes issued by SAC Holding or any Subsidiary thereof, to the Debtors, or any Subsidiary thereof, at any time on or before the Effective Date.

                  1.75 "EXIT FINANCING FACILITY" means a post-Effective Date working capital revolving credit financing and term facility, in substantially the form attached hereto as Exhibit A-2, pursuant to the terms of (a) that certain Commitment Letter, dated _____, 2003, between AMERCO, as borrower, and _______ as initial lenders, as the same may be amended, modified, or supplemented from time to time, in substantially the form attached hereto as Exhibit A-1, and (b) any and all additional documents related thereto filed in accordance with Article 7.6 of this Plan.

                  1.76 "FACE AMOUNT" means: (a) when used in reference to a Disputed or Disallowed Claim, the full stated liquidated amount claimed by the Claimholder in any proof of claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law; and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

                  1.77 "FINAL ORDER" means an order or judgment, the operation or effect of which has not been stayed, reversed or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

                  1.78 "HOLDBACK AMOUNT" means the amount equal to twenty percent (20%) of fees billed to the Debtors in a given month to the extent retained by the Debtors after the Petition Date as a holdback on payment of Professional Claims pursuant to the Professional Fee Order. The Holdback Amount shall not be considered property of the Debtors, the Reorganized Debtors, or the Estates.

                  1.79 "IMPAIRED" refers to any Claim or Interest that is impaired within the meaning of Section 1124 of the Bankruptcy Code.

                  1.80 "INDEMNIFICATION RIGHTS" means any obligations or rights of the Debtors to indemnify, reimburse, advance, or contribute to the losses, liabilities or expenses of any Indemnitee pursuant to each Debtor's certificate of incorporation, bylaws, policy of providing employee indemnification, applicable law, or specific agreement in respect of any claims, demands, suits, causes of action or proceedings against an Indemnitee based upon any act or omission related to an Indemnitee's service with, for, or on behalf of the Debtors.

                  1.81 "INDEMNITEE" means all present and former directors, officers, employees, agents or representatives of the Debtors who are entitled to assert Indemnification Rights.

                  1.82 "INSURANCE FIRST DAY ORDER" means the Final Order entered by the Bankruptcy Court approving payment of certain insurance obligations of AMERCO and RepWest (Docket No. 227).

                  1.83 "INTERCOMPANY CLAIM" means a Claim by a Debtor, an Affiliate of a Debtor, or a non-Debtor Affiliate against another Debtor, Affiliate of a Debtor, or non-Debtor Affiliate.

                  1.84 "INTEREST" means the legal, equitable, contractual and other rights of any Person with respect to Existing Common Stock, Preferred Stock Interests, Other Interests, or any other equity securities of or ownership interests in the Debtors.

                  1.85     "INTERESTHOLDER" means a holder of an Interest.

                  1.86     "JPMORGAN" means JPMorgan Chase Bank.

                  1.87 "JPMORGAN CHASE CREDIT FACILITY" means that certain 3-year Credit Agreement, dated as of June 28, 2002, by and between AMERCO and JPMorgan Chase Bank, as administrative agent, Bank of America, N.A., as syndication agent, and Bank One, NA, as documentation agent, in the aggregate principal amount of $205,000,000, and all documents executed in connection therewith.

                  1.88 "JPMORGAN CLAIMS" means any Claim, whether or not a Secured Claim, arising under, from or relating to the JPMorgan Chase Credit Facility.

                  1.89 "JPMORGAN SUPPORT PARTY OBLIGATION" means the obligations of AMERCO arising under the PMSR Facility.

                  1.90 "JPMORGAN SWAP" means that certain ISDA Interest Rate and Current Exchange Agreement, dated March 5, 1992, by and between AMERCO and JPMorgan Chase Bank, with an aggregate termination amount of $3,453,808.50.

                  1.91 "JPMORGAN SYNDICATION TERMS" means those Syndication Terms described in an exhibit to the Restructuring Agreement (Revolver Lenders).

                  1.92 "KEY ORDINARY COURSE PROFESSIONAL" means those certain Persons identified as key ordinary course professionals by the Debtors pursuant to the Ordinary Course Professional Order.

                  1.93 "KEY ORDINARY COURSE PROFESSIONAL CLAIM" means an Administrative Claim of a Key Ordinary Course Professional for compensation for services rendered or reimbursement of costs, expenses or other charges and disbursements in an amount in excess of $50,000 for any month relating to services rendered or expenses incurred after the Petition Date and prior to and including the Effective Date.

                  1.94 "NEW AMERCO NOTES" means the New AMERCO Notes to be issued by the Reorganized Debtors pursuant to the New AMERCO Notes Indenture in an original principal amount equal to the total amount of the Allowed Class 7 Claims, minus the amount of the Cash, SAC Holding Senior Notes and New Term Loan B Notes distributed to the AMERCO Unsecured Claimholders pursuant to Article 5.7(a), (b) and (c) of the Plan.

                  1.95 "NEW AMERCO NOTES INDENTURE" means the Indenture, dated as of the Effective Date, pursuant to which the Reorganized Debtors will issue the New AMERCO Notes, in substantially the form attached hereto as Exhibit K, as such Indenture is amended or modified from time to time.

                  1.96 "NEW BMO GUARANTY" means the new BMO Guaranty to be executed and delivered by Reorganized AMERCO on the Effective Date of the Plan pursuant to Article 5.4(b)(ii) of the Plan, in substantially the form attached hereto as Exhibit I.

                  1.97 "NEW CITIBANK GUARANTY" means the new Citibank Guaranty to be executed and delivered by Reorganized AMERCO on the Effective Date of the Plan pursuant to Article 5.3(b)(ii) of the Plan, in substantially the form attached hereto as Exhibit J.

                  1.98 "NEW DEBT SECURITIES" means (a) the New Term Loan B Notes; (b) the New AMERCO Notes; and (c) the SAC Holding Senior Notes.

                  1.99 "NEW TERM LOAN A NOTES" means the Term Loan A Notes to be issued pursuant to the Exit Financing Facility in the original principal amount of $350,000,000.

                  1.100 "NEW TERM LOAN B NOTES" means the Term Loan B Notes to be issued by the Reorganized Debtors pursuant to New Term Loan B Notes Indenture in the original principal amount of $200,000,000.

                  1.101 "NEW TERM LOAN B NOTES INDENTURE" means the Indenture, dated as of the Effective Date, pursuant to which the Reorganized Debtors will issue the New Term Loan B Notes, in substantially the form attached hereto as Exhibit L, as such Indenture is amended or modified from time to time.

                  1.102 "NON-DEBTOR SUBSIDIARIES" means the Subsidiaries of the Debtors that have not commenced cases under Chapter 11 of the Bankruptcy Code.

                  1.103 "ORDINARY COURSE PROFESSIONAL ORDER" means the Bankruptcy Court's Order Pursuant to 11 U.S.C. Sections 105(a), 327(e) and 331 Authorizing Retention of Professionals Utilized by the Debtors in the Ordinary Course of Business.

                  1.104 "OTHER INTERESTS" means the preferred share purchase rights issued by AMERCO pursuant to that certain stock-holder rights plan adopted by the board of directors of AMERCO in July 1998, with each such right entitling its holder to purchase from AMERCO one one-hundredth of a share of Series C Junior Participation Preferred Stock (Series C), no par value per share of AMERCO, at a price of $132.00 per one one-hundredth of a share of Series C, subject to adjustment.

                  1.105 "OTHER PRIORITY CLAIMS" means all Claims entitled to priority pursuant to Section 507(a) of the Bankruptcy Code other than a Priority Tax Claim or an Administrative Claim.

                  1.106 "OTHER UNSECURED CLAIMS" means any and all Claims against the Debtors as of the Petition Date not secured by a charge against an interest in or lien on property in which a Debtors' Estate has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, including the Claims of RepWest not included in the Insurance First Day Order as of the Effective Date, and excluding Priority Claims, AMERCO Unsecured Claims and Claims with respect to AMERCO/AREC Guaranty Obligations.

                  1.107 "OXFORD" means Oxford Life Insurance Company, an Arizona corporation, and a wholly-owned subsidiary of AMERCO. Oxford is not a debtor in the Chapter 11 Cases.

                  1.108 "OXFORD CLAIMS" means, collectively, all Claims arising under, from or relating to the financial accommodations made available to AMERCO by Oxford as evidenced by: (a) that certain $15,000,000 Promissory Note, dated June 27, 2002, issued by AMERCO to Oxford; (b) that certain $1,700,000 Promissory Note, dated June 27, 2002, issued by AMERCO to Oxford, Christian Fidelity Life Insurance Company and North American Insurance Company; and (c) that certain $800,000 Promissory Note, dated June 27, 2002, issued by AMERCO to North America Insurance Agency.

                  1.109 "PERSON" means an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization, governmental unit (as defined in Section 101(27) of the Bankruptcy
Code) or other entity.

                  1.110 "PETITION DATE" means: (a) with respect to AMERCO, June 20, 2003, the date on which it filed its petition for relief in the Bankruptcy Court; and (b) with respect to AREC, August 13, 2003, the date on which it filed its petition for relief in the Bankruptcy Court.

                  1.111 "PLAN" means this joint plan of reorganization for the resolution of outstanding Claims and Interests in the Chapter 11 Cases, as herein proposed by the Debtors and SAC Holding, including all Exhibits, supplements, appendices and schedules hereto, either in their present form or as the same may be further altered, amended or modified from time to time in accordance with the Bankruptcy Code and Bankruptcy Rules.

                  1.112 "PMPP" means PM Preferred Properties, L.P., a Texas limited partnership that is an Affiliate of PMSR.

                  1.113 "PMPP FACILITY" means that certain Amended and Restated Loan Guaranty Agreement, dated as February 28, 2003, between PMPP, as Borrower, and GMAC Commercial Holding Capital Corp., as Lender, in the amount of $255,000,000.

                  1.114 "PMPP SUPPORT AGREEMENT" means that certain Support Party Agreement, dated as of February 28, 2003, made by AMERCO, as Support Party, and PMPP as Borrower, in favor of GMAC Commercial Holding Corp., as Administrative Agent, for the benefit of GMAC Commercial

Holding Capital Corp., as Lender, in which AMERCO assumed responsibility for fulfilling obligations of PMPP under the PMPP Facility, subject to the limitations set forth therein.

                  1.115 "PMPP SUPPORT OBLIGATION" means AMERCO's obligations arising under the PMPP Support Agreement.

                  1.116 "PMSR" means Private Mini Storage Realty, L.P., a Texas-based limited partnership that operates self-storage rental facilities.

                  1.117 "PMSR FACILITY" means that certain Amended and Restated Credit Agreement, dated as of March 3, 2003, among PMSR, as Borrower, Storage Realty L.L.C., as General Partner, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, relating to financing in the original amount of $125,000,000 for investment in self-storage operations.

                  1.118 "PMSR RESTRUCTURED SUPPORT OBLIGATION AGREEMENT" means that certain PMSR Restructured Support Agreement, dated as of the Effective Date, among PMSR, Reorganized AMERCO, and JPMorgan Chase Bank, as Administrative Agent under the PMSR Facility, in substantially the form attached hereto as Exhibit F.

                  1.119 "PMSR SUPPORT AGREEMENT" means that certain Support Party Agreement, dated as of December 30, 1997, entered into by AMERCO in favor of JPMorgan Chase Bank, as further evidenced by that certain Non-Exoneration Agreement, dated as of March 3, 2003, by AMERCO in favor of JPMorgan, as Administrative Agent, pursuant to which AMERCO assumed responsibility for fulfilling certain obligations of PMSR under the PMSR Facility, subject to the limitations set forth therein.

                  1.120 "PMSR SUPPORT OBLIGATIONS" means AMERCO's obligations arising under the PMSR Support Agreement.

                  1.121 "POST-PETITION INTEREST" means interest accruing on and from the Petition Date through and including the Effective Date to the extent that the Bankruptcy Court allows such interest as part of any Allowed Claim.

                  1.122 "PREFERRED STOCK INTERESTS" means the outstanding shares of the Series A 8-1/2% Preferred Stock, no par value, of AMERCO as set forth in the Restated Articles of Incorporation, as amended, together with all rights arising thereunder, including, without limitation, unpaid dividends.

                  1.123 "PREPETITION AGENT" means JPMorgan Chase Bank as administrative agent under the JPMorgan Chase Credit Facility.

                  1.124 "PREPETITION LENDERS" means the lenders from time to time party to the JPMorgan Chase Credit Facility.

                  1.125 "PREPETITION LENDER CLAIMS" means all Claims arising under, from or pursuant to the JPMorgan Chase Credit Facility.

                  1.126 "PREPETITION NOTE CLAIMS" means all Claims arising under, from or pursuant to any of the AMERCO Notes or the Indentures governing the AMERCO Notes.

                  1.127 "PRIORITY CLAIMS" means Administrative Claims, Priority Tax Claims and Other Priority Claims.

                  1.128 "PRIORITY TAX CLAIM" means a Claim entitled to priority pursuant to Section 507(a)(8) of the Bankruptcy Code.

                  1.129 "PROFESSIONAL" means those Persons retained in the Chapter 11 Cases by orders of the Bankruptcy Court pursuant to Sections 327 and 1103 of the Bankruptcy Code or otherwise; provided, however, that Professional does not include those Persons retained pursuant to the Ordinary Course Professional Order.

                  1.130 "PROFESSIONAL CLAIM" means an Administrative Claim of a Professional for compensation for services rendered or reimbursement of costs, expenses or other charges and disbursements incurred relating to services rendered or expenses incurred after the Petition Date and prior to and including the Effective Date.

                  1.131 "PROFESSIONAL FEE BAR DATE" means the deadline by which all applications for compensation or expense reimbursement, including Professional Claims, must be filed, which deadline shall be forty-five (45) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court.

                  1.132 "PROFESSIONAL FEE ORDER" means the order entered by the Bankruptcy Court on June 20, 2003, authorizing the interim payment of Professional Claims subject to the Holdback Amount.

                  1.133 "PRO RATA" means, at any time, the proportion that the Face Amount of a Claim in a particular Class or Classes bears to the aggregate Face Amount of all Claims (including Disputed Claims, but excluding Disallowed Claims) in such Class or Classes, unless the Plan provides otherwise.

                  1.134    "PwC" means PricewaterhouseCoopers LLP.

                  1.135 "PwC LITIGATION" means the pending action filed by AMERCO against PwC in the Maricopa County Superior Court for the State of Arizona, Case No. CV-2003-011032.

                  1.136 "REINSTATED" or "REINSTATEMENT" means (a) leaving unaltered the legal, equitable and contractual rights to which a Claim entitles the Claimholder so as to leave such Claim Unimpaired in accordance with Section 1124 of the Bankruptcy Code, or (b) notwithstanding any contractual provision or applicable law that entitles the Claimholder to demand or receive accelerated payment of such Claim after the occurrence of a default: (i) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code; (ii) reinstating the maturity of such Claim as such maturity existed before such default; (iii) compensating the Claimholder for any damages incurred as a result of any reasonable reliance by such Claimholder on such contractual provision or such applicable law; and (iv) not otherwise altering the legal, equitable or contractual rights to which such Claim entitles the Claimholder; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants and restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by this Plan, or conditioning such transactions or actions on certain factors, shall not be required to be cured or reinstated in order to accomplish Reinstatement.

                  1.137 "RELEASED PARTIES" means, collectively, (i) all officers of each of the Debtors, all members of the boards of directors of each of the Debtors, and all employees of each of the Debtors, in each case, as of the date of the commencement of the hearing on the Disclosure Statement, (ii) the Statutory Committees and all members of the Statutory Committees in their respective capacities as such, (iii) the DIP Agent in its capacity as such, (iv) the DIP Lenders in their capacities as such, (v) the

Prepetition Lenders in their capacities as such, (vi) the Prepetition Agent in its capacity as such, (vii) the holders of AREC Note Claims, (viii) all Professionals, and (ix) with respect to each of the above-named Persons, such Person's affiliates, principals, employees, agents, officers, directors, financial advisors, attorneys and other professionals, in their capacities as such.

                  1.138 "REORGANIZED AMERCO" means AMERCO from and after the Effective Date.

                  1.139 "REORGANIZED AREC" means AREC from and after the Effective Date.

                  1.140 "REORGANIZED DEBTOR" or "REORGANIZED DEBTORS" means, collectively, Reorganized AMERCO and Reorganized AREC, in each case from and after the Effective Date.

                  1.141 "RESTATED BMO MASTER LEASE" means the restated BMO Master Lease to be executed and delivered by Reorganized AREC and U-Haul on the Effective Date of the Plan pursuant to Article 5.4(b)(i) of the Plan, in substantially the form attached hereto as Exhibit G.

                  1.142 "RESTATED BMO OPERATIVE DOCUMENTS" means the restated BMO Operative Documents to be executed and delivered by the Persons a party thereto on the Effective Date of the Plan pursuant to Article 5.4(b)(i) of the Plan.

                  1.143 "RESTATED CITIBANK MASTER LEASE" means the restated Citibank Master Lease to be executed and delivered by Reorganized AREC on the Effective Date of the Plan pursuant to Article 5.3(b)(i) of the Plan, in substantially the form attached hereto as Exhibit H.

                  1.144 "RESTATED CITIBANK OPERATIVE DOCUMENTS" means the restated Citibank Operative Documents to be executed and delivered by the Persons a party thereto on the Effective Date of the Plan pursuant to Article 5.3(b)(i) of the Plan.

                  1.145 "RESTRUCTURING AGREEMENT (REVOLVER LENDERS)" means that certain AMERCO Revolver Lenders Restructuring Agreement, dated as of September 8, 2003, and any amendments thereto, by and among AMERCO, the Prepetition Agent, and the Prepetition Lenders, attached hereto as Exhibit C.

                  1.146 "RESTRUCTURING AGREEMENT (AREC NOTEHOLDERS)" means that certain Restructuring Agreement, dated as of August 12, 2003, and any amendments thereto, by and between AREC and the holders of the AREC Notes, attached hereto as Exhibit B.

                  1.147 "REPWEST" means Republic Western Insurance Company, an Arizona corporation, and a wholly-owned subsidiary of AMERCO. RepWest is not a debtor in the Chapter 11 Cases.

                  1.148 "RETAINED ACTIONS" means all claims, Causes of Action, rights of action, suits and proceedings, whether in law or in equity, whether known or unknown, which any Debtor or any Debtors' Estate may hold against any Person, including, without limitation, (a) claims and Causes of Action brought prior to the Effective Date, (b) the PwC Litigation, (c) claims and Causes of Action against any Persons for failure to pay for products or services provided or rendered by any of the Debtors, (d) Claims and Causes of Action relating to strict enforcement of any of the Debtors' intellectual property rights, including patents, copyrights and trademarks, (e) Claims and Causes of Action seeking the recovery of any of the Debtors' or the Reorganized Debtors' accounts receivable other receivables or rights to payment created or arising in the ordinary course of any of the Debtors or the Reorganized

Debtors' businesses, including, without limitation, claim overpayments and tax refunds, (f) Avoidance Claims, and (g) Derivative Claims, if any, in existence as of the Confirmation Date.

                  1.149 "RETIREE BENEFITS" means any retiree benefits provided or to be provided by the Debtors or the Reorganized Debtors, as the case may be, encompassed within the statutory definition set forth in Section 1114(a) of the Bankruptcy Code.

                  1.150 "SAC HOLDING" means, collectively, SAC Holding Corporation and SAC Holding II Corporation, each a Nevada corporation. SAC Holding is not a debtor in the Bankruptcy Cases.

                  1.151 "SAC HOLDING NOTE DOCUMENTS" means, collectively, the SAC Holding Notes Indenture, the SAC Holding Senior Notes and the SAC Holding Participation and Subordination Agreement.

                  1.152 "SAC HOLDING SENIOR NOTES" means the Senior Notes to be issued by SAC Holding pursuant to the SAC Holding Senior Notes Indenture in the original principal amount of $200,000,000.

                  1.153 "SAC HOLDING SENIOR NOTES INDENTURE" means the Indenture, dated as of the Effective Date, pursuant to which SAC Holding will issue the SAC Holding Senior Notes, as such Indenture is amended or modified from time to time.

                  1.154 "SAC HOLDING PARTICIPATION AND SUBORDINATION AGREEMENT" means the SAC Holding Participation and Subordination Agreement, dated as of the Effective Date, by and among SAC Holding, the Reorganized Debtors and the Trustee under the SAC Holding Senior Notes Indenture, providing for the subordination of the Existing SAC Holding Notes to payment in full of the SAC Holding Senior Notes, in substantially the form attached hereto as Exhibit D.

                  1.155 "SCHEDULED" means, with respect to any Claim or Interest, the status, priority, and amount, if any, of such Claim or Interest as set forth in the Schedules.

                  1.156 "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed in the Chapter 11 Cases by the Debtors, as such schedules or statements have been or may be further modified, amended or supplemented from time to time in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

                  1.157 "SECURED CLAIMS" means all Claims secured by a security interest in or a lien on property in which a Debtors Estate has an interest or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value, as of the Effective Date or such other date as is established by the Bankruptcy Court, of such Claimholder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined by a Final Order of the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code or in the case of setoff, pursuant to Section 553 of the Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the Claimholder.

                  1.158 "SECURITIES ACT" means the Securities Act of 1933, as now in effect or hereafter amended.

                  1.159 "STATUTORY COMMITTEES" means, collectively, the Creditors' Committee and the Equity Committee.

                  1.160 "SUBSIDIARY" means an entity of which more than 50% of the outstanding capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by the Debtors, by one or more Subsidiaries of the Debtors, or by a Debtor and one or more of its other Subsidiaries.

                  1.161 "TERMINATED SWAPS" means, collectively, the (a) BBAT Swaps; (b) JPMorgan Swap; and (c) Bank of America Swap.

                  1.162 "U-HAUL" means the U-Haul International, Inc., a Nevada corporation. U-Haul is not a Debtor in the Chapter 11 Cases.

                  1.163 "UH STORAGE" means UH STORAGE (DE) LIMITED PARTNERSHIP, a Delaware limited partnership, and the purchaser of the Citicorp Properties and BMO Properties under the Carey Sale Agreement. UH Storage is not a Debtor in the Chapter 11 Cases.

                  1.164 "UNIMPAIRED" refers to any Claim or Interest that is not Impaired.

                  1.165 "UNSECURED DEFICIENCY CLAIM" means any Claim by a Person holding a Secured Claim to the extent the value of such Creditor's collateral, as determined in accordance with Section 506(a) of the Bankruptcy Code, is less than the Allowed amount of such Creditor's Claims as of the Petition Date, after taking into account any elections made pursuant to Section 1111(b) of the Bankruptcy Code.

                  1.166 "VOTING DEADLINE" means the date established by the Bankruptcy Court by which holders of Allowed Claims and Interests are determined for purposes of such Holders' right to submit Ballots.

                  1.167 "WORKERS' COMPENSATION PROGRAM" means, collectively, the Debtors' workers' compensation programs in all states in which they operate pursuant to which the Debtors provide their employees with workers' compensation coverage for claims arising from or related to their employment with the Debtors.

C.       RULES OF INTERPRETATION

                  For purposes of this Plan, unless otherwise provided herein,
(a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) each pronoun stated in the masculine, feminine or neuter includes the masculine, feminine and neuter; (c) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (d) any reference in this Plan to an existing document or schedule filed or to be filed means such document or schedule, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (e) any reference to an entity as a holder of a Claim or Interest includes that entity's successors and assigns; (f) all references in this Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Plan; (g) the words "herein," "hereunder" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (h) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (i) subject to the provisions of any contract, certificates of incorporation, by-laws, instrument, release or other agreement or document entered into in connection with this Plan, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and Bankruptcy Rules; and (j) the rules of construction set forth in Section 102 of the Bankruptcy Code will apply.

                  This Plan is the product of extensive discussions and negotiations between and among, inter alia, the Debtors, the Prepetition Agent on behalf of the Prepetition Lenders, the holders of AREC Note Claims, and certain other creditors and constituencies. Each of the foregoing was represented by counsel who either (a) participated in the formulation and documentation of, or (b) was afforded the opportunity to review and provide comments on, the Plan, Disclosure Statement, and the documents ancillary thereto. Accordingly, the general rule of contract construction known as "contra preferentem" shall not apply to the construction or interpretation of any provision of this Plan, Disclosure Statement, or any contract, instrument, release, indenture, exhibit, or other agreement or document generated in connection herewith.

D.       COMPUTATION OF TIME

                  In computing any period of time prescribed or allowed by this Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

E.       REFERENCES TO MONETARY FIGURES

                  All references in this Plan to monetary figures shall refer to United States of America currency, unless otherwise expressly provided.

F.       EXHIBITS

                  All Exhibits are incorporated into and are a part of this Plan as if set forth in full herein and, to the extent not annexed hereto, such Exhibits shall be filed with the Bankruptcy Court on or before the Exhibit Filing Date. After the Exhibit Filing Date, copies of Exhibits can be obtained upon written request to Squire, Sanders & Dempsey L.L.P., Two Renaissance Square, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004-4498 (Attn:
Craig D. Hansen, Esq., chansen@ssd.com), counsel to the Debtors, or by downloading such exhibits from the Debtors' website at HTTP:\\WWW.AMERCO.COM. To the extent any Exhibit is inconsistent with the terms of this Plan, unless otherwise ordered by the Bankruptcy Court, the non-Exhibit portion of this Plan shall control.

                                   ARTICLE II

                   ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS,
                          AND OTHER UNCLASSIFIED CLAIMS

                  2.1 ADMINISTRATIVE CLAIMS. On the Distribution Date occurring after the later of (a) the date an Administrative Claim becomes an Allowed Administrative Claim, or (b) the date an Administrative Claim becomes payable pursuant to any agreement between a Debtor (or a Reorganized Debtor) and the holder of such Administrative Claim, an Allowed Administrative Claimholder in the Chapter 11 Cases shall receive, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Administrative Claim, (i) Cash equal to the unpaid portion of such Allowed Administrative Claim or (ii) such other treatment as to which the Debtors (or the Reorganized Debtors) and such Claimholder shall have agreed upon in writing; provided, however, that: (y) Claimholders of Claims arising under the DIP Facility shall be deemed to have Allowed Claims as of the Effective Date in such amount as to which the Debtors and such Claimholders shall have agreed upon in writing or as determined by the Bankruptcy Court, which DIP Facility Claims shall be paid in accordance with Article 10.1 of this Plan; and (z) Allowed Administrative Claims with respect to liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases, including the Allowed Administrative Claims of RepWest against the Debtors, shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreement or Final Orders of the Bankruptcy Court relating thereto.

                  2.2 PRIORITY TAX CLAIMS. Commencing on the later of (a) the Effective Date; (b) the date a Priority Tax Claim becomes an Allowed Priority Tax Claim; or (c) the date a Priority Tax Claim first becomes payable pursuant to any agreement between a Debtor (or a Reorganized Debtor) and the holder of such Priority Tax Claim, at the sole option of the Debtors (or the Reorganized Debtors after the Effective Date), such Allowed Priority Tax Claimholder shall be entitled to receive on amount of such Priority Tax Claim, in full satisfaction, settlement, release and discharge of, and in exchange for, such Priority Tax Claim, (i) equal Cash payments on the last Business Day of each three-month period following the Effective Date, during a period not to exceed six years after the assessment of the tax on which such Claim is based, totaling the aggregate amount of such Claim plus simple interest on any outstanding balance from the Effective Date calculated at the interest rate available on ninety (90) day United States Treasuries on the Effective Date,
(ii) such other treatment agreed to by the Allowed Priority Tax Claimholder and the Debtors (or the Reorganized Debtors), provided such treatment is on more favorable terms to the Debtors (or the Reorganized Debtors after the Effective
Date) than the treatment set forth in clause (i) hereof, or (iii) payment in full in Cash.

                  2.3 WORKERS' COMPENSATION PROGRAMS CLAIMS. Following the Effective Date of the Plan, the Reorganized Debtors shall continue the Workers' Compensation Programs in accordance with applicable state laws. Nothing in the Plan shall be deemed to discharge, release, or relieve the Debtors or Reorganized Debtors from any current or future liability with respect to any of the Workers' Compensation Programs. The Reorganized Debtors shall be responsible for all valid claims for benefits and liabilities under the Workers' Compensation Programs regardless of when the applicable injuries were incurred. Any and all obligations under the Workers' Compensation Programs shall be paid in accordance with the terms and conditions of Workers' Compensation Programs and in accordance with all applicable laws.

                  2.4 RETIREE BENEFITS. Nothing set forth in this Plan shall be deemed to alter, modify, terminate or discharge the Debtors or Reorganized Debtors from any current or future liability with respect to any Retiree Benefits that the Debtors or Reorganized Debtors are obligated to provide under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the Debtors prior to the Petition Date.

                  2.5 CLAIMS FOR PROFESSIONAL FEES. All Professional Claims shall be governed by Article 10.2 of this Plan.

                  2.6 CLAIMS OF DIP LENDER. Simultaneously with the closing of the Exit Financing Facility, all the Debtors' outstanding obligations to any DIP Lender pursuant to a DIP Financing Order shall be fully and finally satisfied in accordance with their terms using proceeds derived from, among other things, the Exit Financing Facility and/or Cash held by the Reorganized Debtors.

                                  ARTICLE III

                     CLASSIFICATION OF CLAIMS AND INTERESTS

                  Pursuant to Section 1122 of the Bankruptcy Code, set forth below is a designation of classes of Claims against and Interests in the Debtors. A Claim or Interest is placed in a particular Class for the purposes of voting on this Plan and of receiving distributions pursuant to this Plan only to the extent that such Claim or Interest is an Allowed Claim or an Allowed Interest in that Class and such Claim or Interest has not been paid, released, or otherwise settled prior to the Effective Date. In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims of the kinds specified in Sections 507(a)(l) and 507(a)(8) of the Bankruptcy Code have not been classified and their treatment is set forth in Article II above. This Plan, though proposed jointly, constitutes a separate plan proposed by each of the Debtors and SAC Holding. Therefore, except as expressly specified herein, the classifications set forth below shall be deemed to apply separately with respect to each plan proposed by each such Debtor.

                  3.1      CLASS 1. Class 1 consists of the JPMorgan Claims.

                  3.2      CLASS 2. Class 2 consists of the Other Priority
Claims.

                  3.3      CLASS 3. Class 3 consists of the Citibank Claims.

                  3.4      CLASS 4. Class 4 consists of the BMO Claims.

                  3.5      CLASS 5. Class 5 consists of the Other Unsecured
Claims.

                  3.6      CLASS 6. Class 6 consists of the AREC Note Claims.

                  3.7      CLASS 7. Class 7 consists of all AMERCO Unsecured
Claims.

                  3.8      CLASS 8. Class 8 consists of the Oxford Claims.

                  3.9      CLASS 9. Class 9 consists of the Intercompany Claims.

                  3.10 CLASS 10. Class 10 consists of the Preferred Stock Interests.

                  3.11 CLASS 11. Class 11 consists of the Existing Common Stock and Other Interests.

                                   ARTICLE IV

                     IDENTIFICATION OF CLASSES OF CLAIMS AND
                  INTERESTS IMPAIRED AND UNIMPAIRED BY THE PLAN

                  4.1 CLASSES OF CLAIMS AND INTERESTS THAT ARE UNIMPAIRED. The following Classes are Unimpaired by the Plan:

                           Class 2:         (Other Priority Claims)

                           Class 5.         (Other Unsecured Claims)

                           Class 8:         (Oxford Claims)

                           Class 9:         (Intercompany Claims)

                           Class 10:        (Preferred Stock Interests)

                           Class 11:        (Existing Common Stock and Other
Interests)

                  4.2 IMPAIRED CLASSES OF CLAIMS. The following Classes are Impaired by the Plan:

                           Class 1:         (JPMorgan Claims)

                           Class 3:         (Citibank Claims)

                           Class 4:         (BMO Claims)

                           Class 6:         (AREC Note Claims)

                           Class 7:         (AMERCO Unsecured Claims)

                                   ARTICLE V

                            PROVISIONS FOR TREATMENT
                             OF CLAIMS AND INTERESTS

                  The treatment of Claims and Interests as provided in this
Article V represents a compromise and full and final settlement, pursuant to Section l123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019, of the various Claims and Interests of parties in interest in the Chapter 11 Cases.

                  5.1 CLASS 1 (JPMORGAN CLAIMS) (IMPAIRED). Upon the occurrence of the Effective Date, the JPMorgan Claims are hereby allowed, and shall be treated as Allowed Claims, in the amount set forth in the Restructuring Agreement (Revolver Lenders), less the Cash payment in an amount equal to $51,250,000 paid Pro Rata to the holders of the JPMorgan Claims on or about September 10, 2003. On the Effective Date, the Prepetition Lenders shall receive in full and final satisfaction, settlement, release and discharge of, and in exchange for, their JPMorgan Claims (including any prepetition setoff claims) a Pro Rata portion of: (a) Cash in an amount equal to $71,750,000; (b) Cash in an amount equal to any and all accrued but unpaid interest on the principal amount outstanding under the JPMorgan Chase Credit Facility, and all reasonable fees and expenses provided for under the JPMorgan Chase Credit Facility, up to but not including the Effective Date, payable at the non-default rate of interest under the JPMorgan Chase Credit Facility; (c) $48,400,000 in aggregate principal amount of the New Term Loan A Notes issued pursuant to the Exit Financing Facility; and (d) $33,600,000 in aggregate principal amount of the New Term Loan B Notes issued pursuant to the New Term Loan B Notes Indenture. In the event of any inconsistency between the terms of the Plan and the terms of the Restructuring Agreement (Revolver Lenders), the terms of the Restructuring Agreement (Revolver Lenders) shall control. Notwithstanding the foregoing, in the event the Debtors fail to comply with the JPMorgan Syndication Terms, then the Prepetition Lenders shall receive an additional $33,600,000 in aggregate principal amount of Term Loan A Notes issued pursuant to the Exit Financing Facility in lieu of the consideration described in Article 5.1(d) of this Plan.

                  5.2 CLASS 2 (OTHER PRIORITY CLAIMS) (UNIMPAIRED). Upon the occurrence of the Effective Date, each holder of an Allowed Other Priority Claim shall receive, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Other Priority Claim, (a) Cash in an amount equal to the amount of such Allowed Other Priority Claim or (b) such other treatment as to which the Debtors (or the Reorganized Debtors) and such Claimholder shall have agreed upon in writing, provided that such treatment is not more favorable than the treatment in clause (a) above. The Debtors' failure to object to an Other Priority Claim in their Chapter 11 Cases shall be without prejudice to the Reorganized Debtors' right to contest or otherwise defend against such Claim in the Bankruptcy Court or other appropriate non-bankruptcy forum (at the option of the Debtors or the Reorganized Debtors) when and if such Claim is sought to be enforced by the Other Priority Claimholder.

                  5.3 CLASS 3 (CITIBANK CLAIMS) (IMPAIRED). The Citibank Claimholders shall receive, in full satisfaction, release and discharge of the Citibank Claims, one of the following alternative treatments.

                           (a) CASH - CAREY SALE PROCEEDS. On or before the Effective Date of the Plan, the Citibank Claimholders shall receive an amount of Cash from the Carey Sale Proceeds equivalent to the amount of the Allowed Citibank Secured Claim, excluding therefrom, if applicable, any fine, penalty, interest or cost arising from or related to a default under the Citibank Master Lease and the Citibank Operative Documents, provided that: (i) the Carey Sale Agreement shall have been approved by a Final Order of the Bankruptcy Court on or before the Effective Date; (ii) the Carey Sale Transaction closes in accordance with the Carey Sale Agreement, including the payment of the Carey Sale Proceeds, on or before the Effective Date; and (iii) the Citibank Claims shall have voted to accept the Plan by the statutory prerequisites for such acceptance set forth in Section 1126 of the Bankruptcy Code.

                           (b) RESTATED CITIBANK MASTER LEASE. In the event the Carey Sale Transaction does not close in accordance with the Carey Sale Agreement on or before the Effective Date of the Plan, and provided that the Citibank Claims shall have voted to accept the Plan by the statutory prerequisites for such acceptance set forth in Section 1126 of the Bankruptcy Code, the Citibank Claimholders shall receive the following:

                                    (i)      Reorganized AREC shall, on the
                           Effective Date of the Plan, execute and deliver the Restated Citibank Master Lease and the Restated Citibank Operative Documents; and

                                    (ii)     Reorganized AMERCO shall, on the
                           Effective Date of the Plan, execute and deliver the New Citibank Guaranty.

                           (c) CONVEYANCE OF CITIBANK PROPERTIES. In the event the Citibank Claims vote to reject the Plan by the statutory prerequisites for such rejection set forth in
                  Section 1126 of the Bankruptcy Code, the Debtors reserve the right, in their sole discretion, either to: (i) surrender to the Citibank Claimholders all of their right, title and interest in and to the Citibank Properties in full and final satisfaction of all Claims arising under or related to the Citibank Master Lease and the Citibank Operative Documents, together with Cash in an amount equivalent to the Unsecured Deficiency Claim, if any such Claim exists, of the Citibank Claimholders as determined by a Final Order of the Bankruptcy Court pursuant to the Citibank Valuation Hearing; (ii) provide for the treatment of the Citibank Claims in accordance with the alternative treatment set forth in Article 5.3(a) and (b) of this Plan; or (iii) provide such other treatment of the Citibank Claims that complies with Section 1129 (b) of the Bankruptcy Code. If the Bankruptcy Court determines, as part of the Citibank Valuation Hearing, that the value of the Citibank Properties exceeds the amount of the Allowed Citibank Claims, and the Debtors have selected the alternative treatment set forth in Article 5.3(c)(1) of this Plan, the holders of the Citibank Claims shall pay in Cash to the Debtors the amount of the excess value.

                  5.4 CLASS 4 (BMO CLAIMS) (IMPAIRED). The BMO Claimholders shall receive in full satisfaction, release and discharge of the BMO Claims, one of the following alternative treatments.

                           (a) CASH - CAREY SALE PROCEEDS. On or before the Effective Date of the Plan, the BMO Claimholders shall receive an amount of Cash from the Carey Sale Proceeds equivalent to the amount of the Allowed BMO Secured Claim, excluding therefrom, if applicable, any fine, penalty, interest or cost arising from or related to a default under the BMO Master Lease or the BMO Operative Documents, provided that: (i) the Carey Sale Agreement shall have been approved by a Final Order of the Bankruptcy Court on or before the Effective Date; (ii) the Carey Sale Transaction closes in accordance with the Carey Sale Agreement, including the payment of the Carey Sale Proceeds, on or before of the Effective Date; and (iii) the BMO Claims shall have voted to accept the Plan by the statutory prerequisites for such rejection pursuant to Section 1126 of the Bankruptcy Code.

                           (b) RESTATED BMO MASTER LEASE. In the event the Carey Sale Transaction does not close in accordance with the Carey Sale Agreement on or before the Effective Date of the Plan, and provided that the BMO Claims shall have voted to accept the Plan by the statutory prerequisites for such acceptance pursuant to Section 1126 of the Bankruptcy Code, the BMO Claimholders shall receive the following:

                                    (i)      Reorganized AREC and U-Haul shall,
                           on the Effective Date, execute and deliver the Restated BMO Master Lease and Restated BMO Operative Documents; and

                                    (ii)     Reorganized AMERCO shall, on the
                           Effective Date, execute and deliver the New BMO Guaranty.

                           (c) CONVEYANCE OF BMO PROPERTIES. In the event the BMO Claims vote to reject the Plan by the statutory prerequisites for such rejection set forth in Section 1126 of the Bankruptcy Code, the Debtors reserve the right, in their sole discretion, either to: (i) surrender and cause U-Haul to surrender to the BMO Claimholders all of their right, title and interest in and to the BMO Properties in full and final satisfaction of all Claims arising under or related to the Master Lease and the Operative Documents, together with Cash in an amount equivalent to the Unsecured Deficiency Claim, if any such Claim exists, of the BMO Claimholders as determined by a Final Order of the Bankruptcy Court pursuant to the BMO Valuation Hearing; (ii) to treat the BMO Claims in accordance with the alternative treatment set forth in Article 5.4 (a) and (b) of this Plan; or (iii) provide such other treatment that complies with the provisions of Section 1129(b) of the Bankruptcy Code. If the Bankruptcy Court determines, as part of the BMO Valuation Hearing, that the value of the BMO Properties exceeds the amount of the Allowed BMO Claims, and the Debtors have selected the alternative treatment set forth in Article 5.4(c)(1) of this Plan, the holders of the BMO Claims shall pay in Cash to the Debtors the amount of the excess value.

                  5.5 CLASS 5 (OTHER UNSECURED CLAIMS) (UNIMPAIRED). Each holder of an Allowed Other Unsecured Claim shall receive the payment of Cash equal to the amount of such holders' Allowed Class 5 Other Unsecured Claim upon the later to occur of (i) the Distribution Date, (ii) the date upon which such Allowed Other Unsecured Claim would be paid in the ordinary course of the Debtors' or Reorganized Debtors' business, or (iii) such other date as the holder of the Allowed Class 5 Other Unsecured Claim shall have agreed.

                  5.6 CLASS 6 (AREC NOTE CLAIMS) (IMPAIRED). Upon the occurrence of the Effective Date, the AREC Note Claims are hereby Allowed in the amount set forth in the Restructuring Agreement (AREC Noteholders). On the Effective Date, the AREC Note Claimholders shall receive, in full satisfaction, settlement, release, and discharge of, and in exchange for, their AREC Note Claims, a Pro Rata portion of:

                           (a)      Cash in the amount of $65,000,000;

                           (b) Cash in an amount equal to the sum of: (i) any and all accrued but unpaid interest on the AREC Notes from October 15, 2002 up to but not including the AREC Petition Date, payable at the default rate of interest under the AREC Notes; (ii) any and all accrued and unpaid interest under the AREC Notes from the AREC Petition Date up to but not including the Effective Date, payable at the non-default rate of interest under the AREC Notes; and (iii) any reasonable unpaid fees and expenses provided for under the AREC Notes, including reasonable professional fees;

                           (c) $18,600,000 in aggregate principal amount of the New Term Loan A Notes issued pursuant to the Exit Financing Facility; and

                           (d) $16,400,000 in aggregate principal amount of the New Term Loan B Notes issued pursuant to the New Term Loan B Notes Indenture.

         Notwithstanding the foregoing, in the event the Debtors fail to comply with the AREC Syndication Terms, then the holders of the AREC Note Claims shall receive a Pro Rata portion of $16,400,000 in aggregate principal amount of the New Term Loan A Notes in lieu of the consideration described in Article 5.6(d) above. In the event of any inconsistency between the terms of the Plan and the terms of the Restructuring Agreement (AREC Noteholders), the Restructuring Agreement (AREC Noteholders) shall govern and control.

                  5.7 CLASS 7 (AMERCO UNSECURED CLAIMS) (IMPAIRED). Upon the occurrence of the Effective Date, each holder of an Allowed AMERCO Unsecured Claim shall receive, in full satisfaction, settlement, release, and discharge of, and in exchange for, such AMERCO Unsecured Claims such holder's Pro Rata portion of the following:

                           (a)      Cash in the amount of $143,000,000,
                  provided, however, that the amount of Cash shall be increased by the same amount, if any, by which the principal amount of New Term Loan B Notes distributed to the AMERCO Unsecured Claimholders is less than $200,000,000.

                           (b)      The SAC Holding Senior Notes.

                           (c) New Term Loan B Notes in the principal amount of $200,000,000, provided, however, that the amount of the New Term Loan B Notes distributed to the AMERCO Unsecured Claimholders shall be decreased by the same amount, if any, of New Term Loan B Notes distributed to the AREC Note Claimholders and the Pre-Petition Lenders as a result of the satisfaction by the Debtors of the JPMorgan Syndication Terms and the AREC Syndication Terms as provided in Articles 5.1 and
                  5.6 of this Plan.

                           (d)      The New AMERCO Notes.

                  5.8 CLASS 8 (OXFORD CLAIMS) (UNIMPAIRED). On the Effective Date, the Allowed Oxford Claims shall be paid in Cash in full.

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

                  5.9 CLASS 9 (INTERCOMPANY CLAIMS) (UNIMPAIRED). This Plan shall not alter, impair or discharge any of the Allowed Intercompany Claims.

                  5.10 CLASS 10 (PREFERRED STOCK INTERESTS) (UNIMPAIRED). This Plan shall not alter or otherwise impair any of the Allowed Preferred Stock Interests.

                  5.11 CLASS 11 (EXISTING COMMON STOCK AND OTHER INTERESTS) (UNIMPAIRED). This Plan shall not alter or otherwise impair the Allowed Existing Common Stock and Other Interests.

                                   ARTICLE VI

                      ACCEPTANCE OR REJECTION OF THE PLAN;
                       EFFECT OF REJECTION BY ONE OR MORE
                     IMPAIRED CLASSES OF CLAIMS OR INTERESTS

                  6.1 IMPAIRED CLASSES OF CLAIMS ENTITLED TO VOTE. Except as otherwise provided in order(s) of the Bankruptcy Court pertaining to solicitation of votes on this Plan and Article 6.2 and Article 6.4 of this Plan, Claimholders in each Impaired Class are entitled to vote in their respective classes as a class to accept or reject this Plan.

                  6.2 CLASSES DEEMED TO ACCEPT THE PLAN. Classes 2, 5, 8, 9, 10, and 11 are Unimpaired by this Plan. Pursuant to Section 1126(f) of the Bankruptcy Code, such Classes are conclusively presumed to have accepted this Plan, and the votes of Claimholders and Interestholders in such Classes therefore will not be solicited.

                  6.3 ACCEPTANCE BY IMPAIRED CLASSES. Classes 1, 3, 4, 6, and 7 are Impaired under this Plan. Pursuant to Section 1126(c) of the Bankruptcy Code, and except as provided in Section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims has accepted the Plan if the Plan is accepted by the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

                  6.4      CLASSES DEEMED TO REJECT THE PLAN. Pursuant to
Section 1126(g) of the Bankruptcy Code, no Classes of Claims or Interests are conclusively presumed to have rejected the Plan.

                  6.5 CONFIRMATION PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY CODE. If any impaired Class of Claims entitled to vote should not accept this Plan by the requisite statutory majorities provided in Section 1126(c) of the Bankruptcy Code, the Debtors reserve the right to request that the Bankruptcy Court confirm this Plan under Section 1129(b) of the Bankruptcy Code.

                                  ARTICLE VII

                      MEANS FOR IMPLEMENTATION OF THE PLAN

                  7.1      CONTINUED CORPORATE EXISTENCE

                           (a)      The Debtors

         From and after the Effective Date of the Plan, each of the Debtors will continue to exist as a separate corporate entity, with all the powers of a corporation under applicable law in the jurisdiction in which each applicable Debtor is incorporated or otherwise formed and pursuant to its articles of incorporation and bylaws or other organizational documents in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws or other organizational documents are amended by this Plan, without prejudice to any right to terminate such existence (whether by merger or otherwise) under applicable law after the Effective Date.

                           (b)      Non-Debtors

         There are certain Subsidiaries of the Debtors that are not Debtors in the Chapter 11 Cases. The continued existence, operation and ownership of such Non-Debtor Subsidiaries is a material component of the Debtors' businesses, and, as set forth in Article 11.1 of this Plan, all of the Debtors' equity interests and other property interests in such Non-Debtor Subsidiaries shall revest in the applicable Reorganized Debtor or its successor on the Effective Date.

                  7.2      DIRECTORS AND OFFICERS OF AMERCO

                           (a)      Officers

         The existing senior officers of the Debtors in office on the Effective Date shall serve in their current capacities after the Effective Date, subject to the authority of the board of directors of the Reorganized Debtors.

                           (b)      Directors of AMERCO

         The current members of the board of directors of AMERCO on the Effective Date shall continue to serve out their current term after the Effective Date, subject to the authority of the shareholders of AMERCO; provided that the board of directors, collectively, including any required committee thereof, shall comply with any other qualification, experience, and independence requirements under applicable law, including the Sarbanes-Oxley Act of 2002 and the rules then in effect of the stock exchange or quotation system (including the benefit of any transition periods available under applicable law) on which the Existing Common Stock or Series A 8-1/2% Preferred Stock of AMERCO is listed or is anticipated to be listed, when such Existing Common Stock or Series A 8-1/2% Preferred Stock is listed.

                           (c)      Directors and Officers of AREC and
Non-Debtor Subsidiaries

         The existing directors and officers of AREC and Non-Debtor Subsidiaries shall continue to serve in their current capacities after the Effective Date, provided, however that AMERCO reserves the right to identify new officers and members of the board of directors of each of AREC and the Non-Debtor Subsidiaries at any time thereafter.

                  7.3      LISTING ON SECURITIES EXCHANGE OR QUOTATION SYSTEM

         AMERCO will use its commercially reasonable best efforts to seek the continued listing, as promptly as practicable after the Effective Date, of the shares of Existing Common Stock and the Series A 8-1/2% Preferred Stock of AMERCO on a national securities exchange or for quotation on a national automated interdealer quotation system but will have no liability if it is unable to do so.

                  7.4      SAC HOLDING PARTICIPATION

         On the Effective Date, SAC Holding will execute and deliver the SAC Holding Senior Notes Indenture, the SAC Holding Senior Notes and the SAC Holding Participation and Subordination Agreement (the "SAC Holding Note Documents"). The SAC Holding Note Documents shall be duly and validly authorized, executed and delivered, and shall constitute valid and binding obligations of SAC Holding, enforceable in accordance with their terms.

                  7.5 CANCELLATION OF EXISTING DEBT SECURITIES AND ISSUANCE OF NEW DEBT SECURITIES

                           (a) CANCELLATION OF EXISTING DEBT SECURITIES. On the Effective Date, except as otherwise specifically provided for herein, (a) the Existing Debt Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of the Debtors, except such notes or other instruments evidencing indebtedness or obligations of the Debtors that are Reinstated under this Plan, will be cancelled, and (b) the obligations of, and Claims against the Debtors under, relating, or pertaining to any agreements, indentures, or similar documents governing the Existing Debt Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of the Debtors, except such notes or other instruments evidencing indebtedness or obligations of the Debtors that are Reinstated under this Plan, as the case may be, will be released and discharged; provided, however, that any agreement that governs the rights of the Claimholder and that is administered by an indenture trustee, an agent, or a servicer (each hereinafter referred to as a "Servicer") will continue in effect solely for purposes of (i) allowing such Servicer to make the distributions to be made on account of such Claims under this Plan as provided in
                  Article V of this Plan and (ii) permitting such Servicer to maintain any rights or liens it may have for fees, costs, and expenses under such Indenture or other agreement; provided, further, that the preceding provision will not affect the discharge of Claims against the Debtors under the Bankruptcy Code, the Confirmation Order, or this Plan, or result in any expense or liability to the Reorganized Debtors. The Reorganized Debtors will not have any obligations to any Servicer for any fees, costs, or expenses except that, nothing herein will preclude any Servicer from being paid or reimbursed for prepetition or postpetition fees, costs, and expenses from the distributions being made by such Servicer pursuant to such agreement in accordance with the provisions set forth therein, all without application to or approval by the Bankruptcy Court.

                           (b) ISSUANCE OF NEW DEBT SECURITIES. For purposes of this Plan and Section 1145 of the Bankruptcy Code, SAC Holding shall be an Affiliate of the Debtors. On the Effective Date, SAC Holding will be deemed to have issued the SAC Holding Senior Notes, the Reorganized Debtors will be deemed to have issued the remainder of the New Debt Securities and the Reorganized Debtors will be deemed to have issued the New Term Loan A Notes, each as set forth in Article V of this Plan. The issuance of the New Debt Securities and the distribution thereof as described above will be in compliance with applicable registration requirements or exempt from registration under applicable securities laws pursuant to
                  Section 1145(a) of the Bankruptcy Code or Section 4(2) of the Securities Act.

                  7.6      EMERGENCE DATE FINANCING

         On the Effective Date, the Reorganized Debtors shall enter into the Exit Financing Facility in order to obtain the funds necessary to repay the DIP Facility Claims, make other payments required to be made on the Effective Date, and conduct their post reorganization operations. The Reorganized Debtors may enter into all documents necessary and appropriate in connection with the Exit Financing Facility. The commitment letter with respect to such Facility, and principal documents with respect thereto, shall be filed by the Debtors with the Bankruptcy Court no later than the Exhibit Filing Date and will be deemed attached hereto as Exhibit A-1 and Exhibit A-2. In the Confirmation Order, the Bankruptcy Court shall approve the terms of the Exit Financing Facility in substantially the form filed with the Bankruptcy Court (and with such changes as to which the applicable Debtors and respective agents and lenders parties thereto may agree) and authorize the applicable Reorganized Debtors to execute the same together with such other documents as the applicable Reorganized Debtors and the applicable lenders may reasonably require in order to effectuate the treatment afforded to such parties under the Exit Financing Facility.

                  7.7      PRESERVATION OF CAUSES OF ACTION

         In accordance with Section 1l23(b)(3) of the Bankruptcy Code, the Reorganized Debtors will retain and may (but are not required to) enforce all Retained Actions. The Debtors or the Reorganized Debtors, in their sole and absolute discretion, will determine whether to bring, settle, release, compromise, or enforce such Retained Actions (or decline to do any of the foregoing), and will not be required to seek further approval of the Bankruptcy Court for such action. The Reorganized Debtors may pursue such litigation claims in accordance with the best interests of the Reorganized Debtors or any successors holding such rights of action.

                  7.8      EXCLUSIVITY PERIOD

         The Debtors will retain the exclusive right to amend or modify this Plan, and to solicit acceptances of any amendments to or modifications of this Plan, through and until the Effective Date.

                  7.9      CORPORATE ACTION

         Each of the matters provided for under this Plan involving the corporate structure of any Debtor or Reorganized Debtor or corporate action to be taken by or required of any Debtor or Reorganized Debtor shall, as of the Effective Date, be deemed to have occurred and be effective as provided herein, and shall be authorized, approved and, to the extent taken prior to the Effective Date, ratified in all respects without any requirement of further action by stockholders, creditors, or directors of any of the Debtors or the Reorganized Debtors.

                  7.10     EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

         Each of the Chief Executive Officer and President, Chief Financial Officer, and Senior Vice President and General Counsel of the Debtors, or their respective designees, will be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan or to otherwise comply with applicable law. The secretary or assistant secretary of the Debtors will be authorized to certify or attest to any of the foregoing actions.

                  7.11     EXEMPTION FROM CERTAIN TRANSFER TAXES AND RECORDING
FEES

                           (a) EXEMPTION. Pursuant to Section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to a Reorganized Debtor or to any other Person or entity pursuant to this Plan, or any agreement regarding the transfer of title to or ownership of any of the Debtors' real or personal property will not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, or other similar tax or governmental assessment, and the Confirmation Order will direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

                           (b) SUBSEQUENT ISSUANCES. All subsequent issuances, transfers or exchanges of securities, or the making or delivery of any instrument of transfer by Debtors on the Reorganized Debtors, as applicable, in the Chapter 11 Cases, whether in connection with a sale, transfer, or the making, delivery or recording of any deed or other instrument or transfer shall be deemed in furtherance of this Plan.

                                  ARTICLE VIII

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  8.1 EXECUTORY CONTRACTS. All executory contracts and unexpired leases of the Debtors shall be deemed assumed by the applicable Reorganized Debtor, as of the Effective Date, except for any executory contract or unexpired lease: (i) that has been rejected pursuant to an order of the Bankruptcy Court entered prior to the Effective Date; or (ii) as to which a motion for approval of the rejection of such executory contract or unexpired lease, if applicable, has been filed with the Bankruptcy Court prior to the Confirmation Date.

                  8.2 APPROVAL OF ASSUMPTION OR REJECTION. Entry of the Confirmation Order shall constitute: (i) the approval, pursuant to Section 365(a) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed pursuant to the Plan or otherwise during the Chapter 11 Cases; and (ii) the approval, pursuant to Section 365(a) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to the Plan or otherwise during the Chapter 11 Cases.

                  8.3 CURE OF DEFAULTS. On the Effective Date or as soon thereafter as is practicable, the Reorganized Debtors shall Cure any defaults under any executory contract or unexpired lease assumed pursuant to this Plan in accordance with Section 365(b)(1) of the Bankruptcy Code.

                  8.4 BAR DATE. All proofs of Claim with respect to Claims arising from the rejection of any executory contract or unexpired lease shall be filed with the Bankruptcy Court no later than forty-five (45) days after the Effective Date. Any such Claim not so filed by that date shall be forever barred.

                                   ARTICLE IX

                       PROVISIONS GOVERNING DISTRIBUTIONS

                  9.1 TIME OF DISTRIBUTIONS. Except as otherwise provided for herein or ordered by the Bankruptcy Court, distributions under this Plan shall commence on the Effective Date or as soon thereafter as practicable.

                  9.2 NO INTEREST ON CLAIMS OR INTERESTS. Unless otherwise specifically provided for in this Plan, the Confirmation Order, the DIP Credit Agreement, a post-petition agreement in writing between the Debtors and a Claimholder, or as otherwise ordered by the Bankruptcy Court, post-petition interest shall not accrue or be paid on Claims, and no Claimholder shall be entitled to interest accruing on or after the Petition Date on any Claim. Additionally, and without limiting the foregoing, interest shall not accrue or be paid on any Disputed Claim in respect of the period from the Effective Date to the date a final distribution is made when and if such Disputed Claim or Disputed Interest becomes an Allowed Claim or Allowed Interest.

                  9.3 REORGANIZED DEBTORS AS DISBURSING AGENT. The Reorganized Debtors shall make all distributions required under this Plan, except with respect to a holder of a Claim whose distribution is governed by an agreement and is administered by a Servicer, which distributions shall be deposited with the appropriate Servicer, who shall deliver such distributions to the holders of Claims in accordance with the provisions of this Plan and the terms of the governing agreement; provided, however, that if any such Servicer is unable to make such distributions, the Reorganized Debtor with the cooperation of such Servicer, shall make such distributions.

                  9.4 SURRENDER OF SECURITIES OR INSTRUMENTS. On or before the Distribution Date, or as soon as practicable thereafter, each holder of an instrument evidencing a Claim arising under, from or with respect to an Existing Debt Security (a "Certificate"), shall surrender such Certificate to the Reorganized Debtor, or, with respect to indebtedness that is governed by an agreement and administered by a Servicer, the respective Servicer, and such Certificate shall be cancelled solely with respect to the Debtors and such cancellation shall not alter the obligations or rights of any non-Debtor third parties vis-a-vis one another to such instruments; provided, however, that this
Article 9.4 shall not apply to any Claims Reinstated pursuant to the terms of this Plan, including without limitation, those Claims being Reinstated pursuant to Article 11.13 and 11.14 of this Plan. No distribution of property hereunder shall be made to or on behalf of any such holder unless and until such Certificate is received by the Reorganized Debtors or the respective Servicer or the unavailability of such Certificate is reasonably established to the satisfaction of the Reorganized Debtors or the respective Servicer. Any holder who fails to surrender or cause to be surrendered such Certificate, or fails to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Reorganized Debtors or the respective Servicer prior to the third anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims in respect of such Certificate and shall not participate in any distribution hereunder, and all property in respect of such forfeited distribution, including any dividends or interest attributable thereto, shall revert to the Reorganized Debtors notwithstanding any federal or state escheat laws to the contrary.

                  9.5 SERVICES OF INDENTURE TRUSTEES, AGENTS AND SERVICERS. The services, with respect to implementation of the distributions contemplated by this Plan, of Servicers under the relevant agreements that govern the rights of Claimholders and Interestholders shall be as set forth elsewhere in this Plan, and the Reorganized Debtors shall reimburse any Servicer for reasonable and necessary services performed by it (including reasonable attorneys' fees) as contemplated by, and in accordance with, this Plan, without the need for the filing of an application with, or approval by, the Bankruptcy Court.

                  9.6      CLAIMS ADMINISTRATION RESPONSIBILITY.

                           (a) REORGANIZED DEBTORS. The Reorganized Debtors will retain responsibility for administering, disputing, objecting to, compromising, or otherwise resolving and making distributions (if any) with respect to all Claims against and Interests in the Debtors.

                           (b) FILING OF OBJECTIONS. Unless otherwise extended by the Bankruptcy Court, any objections to Claims or Interests shall be served and filed on or before forty-five
                  (45) days following the Effective Date. Notwithstanding any authority to the contrary, an objection to a Claim or Interest shall be deemed properly served on the

                  Claimholder or Interestholder if the Debtors or the Reorganized Debtors effect service in any of the following manners: (i) in accordance with Federal Rule of Civil Procedure 4, as modified and made applicable by Bankruptcy Rule 7004; (ii) to the extent counsel for a Claimholder or Interestholder is unknown, by first class mail, postage prepaid, on the signatory on the proof of claim or interest or other representative identified on the proof of claim or interest or any attachment thereto: or (iii) by first class mail, postage prepaid, on any counsel that has appeared on the Claimholder's or Interestholder's behalf in the Chapter 11 Cases.

                  9.7 DELIVERY OF DISTRIBUTIONS. Distributions to Allowed Claimholders shall be made by the Reorganized Debtor or the appropriate Servicer
(a) at the addresses set forth on the proofs of claim filed by such Claimholders (or at the last known addresses of such Claimholders if no proof of claim is filed or if the Debtors have been notified in writing of a change of address),
(b) at the addresses set forth in any written notices of address changes delivered to the Debtors or the Reorganized Debtors, as applicable, after the date of any related proof of claim, (c) at the addresses reflected in the Schedules if no proof of claim has been filed and the Reorganized Debtors have not received a written notice of a change of address, or (d) in the case of a Claimholder whose Claim is governed by an agreement and administered by a Servicer, at the addresses contained in the official records of such Servicer. If any Claimholder's distribution is returned as undeliverable, no further distributions to such Claimholder shall be made unless and until the Reorganized Debtors or the appropriate Servicer is notified of such Claimholder's then-current address, at which time all missed distributions shall be made to such Claimholder or Interestholder without interest. Amounts in respect of undeliverable distributions shall be returned to the Reorganized Debtors until such distributions are claimed. All funds or other undeliverable distributions returned to the Reorganized Debtors and not claimed within six months of return shall revert to the Reorganized Debtors.

                  9.8 PROCEDURES FOR TREATING AND RESOLVING DISPUTED AND CONTINGENT CLAIMS.

                           (a) NO DISTRIBUTIONS PENDING ALLOWANCE. No payments or distributions will be made with respect to all or any portion of a Disputed Claim or Disputed Interest unless and until all objections to such Disputed Claim or Disputed Interest have been settled or withdrawn or have been determined by a Final Order, and the Disputed Claim or Disputed Interest has become an Allowed Claim or Allowed interest. All objections to Claims or Interests must be filed on or before forty-five (45) days following the Effective Date.

                           (b) LIABILITY FOR DISPUTED CLAIMS AND INTERESTS. If a Disputed Claim or Disputed Interest becomes, in whole or in part, an Allowed Claim or Allowed Interest, the Reorganized Debtors shall distribute to the holder thereof the distributions, if any, to which such holder is entitled. No interest shall be paid on Disputed Claims or Disputed Interests that later become Allowed Claims or Allowed Interests or with respect to any distribution in satisfaction thereof. The Reorganized Debtors shall be responsible for all distributions to holders of Disputed Claims or Disputed Interests that become, in whole or in part, Allowed Claims or Allowed Interests. The Reorganized Debtors shall not required to create or maintain a separate distribution reserve to make payments pursuant to Article 9.8(b) of this Plan.

                           (c) DE MINIMIS DISTRIBUTIONS. The Reorganized Debtors or the Servicers, as applicable, shall not be required to make distributions of less than one hundred dollars ($100) with respect to any Allowed Claim, unless a request therefor is made in writing to the Reorganized Debtors on or before forty-five (45) days following the Effective Date.

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

                  9.9 FRACTIONAL SECURITIES; FRACTIONAL DOLLARS. Neither the Reorganized Debtors nor the Servicer will be required to make distributions or payments of fractions of dollars. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars or less being rounded down.

                                   ARTICLE X

             ALLOWANCE AND PAYMENT OF CERTAIN ADMINISTRATIVE CLAIMS

                  10.1 DIP FACILITY CLAIM. On the Effective Date, the DIP Facility Claim shall be allowed in an amount to be agreed upon by the Debtors and, as applicable, the DIP Lenders, or as ordered by the Bankruptcy Court with notice to the Statutory Committees, not less than five (5) Business Days prior to the Effective Date, and all obligations of the Debtors under the DIP Facility shall be paid in full in Cash on the Effective Date; provided, however, that with respect to letters of credit issued under the DIP Facility, such claims may be satisfied in full by the cash collateralization of such letters of credit or by procuring back-up letters of credit. Upon compliance with the foregoing sentence, all liens and security interests granted to secure such obligations shall be deemed cancelled and shall be of no further force and effect. To the extent that the DIP Lenders or the DIP Agent have filed or recorded publicly any liens and/or security interest to secure the Debtors' obligations under the DIP Facility, the DIP Lenders or the DIP Agent, as the case may be, shall take any commercially reasonable steps requested by the Debtors that are necessary to cancel and/or extinguish such publicly filed liens and/or security interests.

                  10.2     PROFESSIONAL CLAIMS.

                           (a) FINAL FEE APPLICATIONS. All final requests for payment of Professional Claims, Key Ordinary Course Professional Claims, and requests for reimbursement of expenses of members of the Statutory Committees must be filed no later than the Professional Fee Bar Date.

                           (b) PAYMENT OF INTERIM AMOUNTS. Subject to the Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals, Key Ordinary Course Professionals, and members of the Statutory Committees for all outstanding amounts payable relating to prior periods through the Effective Date. In order to receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals and Key Ordinary Course Professionals shall estimate fees and expenses due for periods that have not been billed as of the Effective Date and shall deliver such estimate to the Debtors, counsel for the Statutory Committees, and the United States Trustee. Within forty-five (45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order or the Ordinary Course Professional Order, as applicable. Should the estimated payment received by any Professional exceed the actual fees and expenses for such period, this excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such matter is insufficient, disgorged by such Professional.

                           (c) HOLDBACK AMOUNT. The Holdback Amount shall not be considered property of the Debtors, the Reorganized Debtors or the Estates. The Reorganized Debtors shall pay to Professionals the Holdback Amount within ten (10) days following allowance thereof by the Bankruptcy Court.

                           (d) POST-EFFECTIVE DATE RETENTION. Upon the Effective Date, any requirement that Professionals or Key Ordinary Course Professionals comply with Sections 327 through 331 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date will terminate, and the Reorganized Debtors will employ and pay Professionals and Key Ordinary Course Professionals in the ordinary course of business.

                  10.3 SUBSTANTIAL CONTRIBUTION COMPENSATION AND EXPENSES BAR DATE. Any Person who requests compensation or expense reimbursement for making a substantial contribution in the Chapter 11 Cases pursuant to Sections 503(b)(3), (4), and (5) of the Bankruptcy Code must file an application with the clerk of the Bankruptcy Court on or before the forty-fifth (45th) day after the Effective Date (the "503 Deadline"), and serve such application on counsel for the Debtors and the Reorganized Debtors and as otherwise required by the Bankruptcy Court and the Bankruptcy Code on or before the 503 Deadline, or be forever barred from seeking such compensation or expense reimbursement.

                  10.4 OTHER ADMINISTRATIVE CLAIMS. All other requests for payment of an Administrative Claim (other than as set forth in Article 10.1, Article 10.2 or Article 10.3 of this Plan) must be filed and served on counsel for the Debtors and the Reorganized Debtors no later than the Administrative Claims Bar Date. Any request for payment of an Administrative Claim pursuant to this Article 10.4 that is not timely filed and served by the Administrative Claims Bar Date shall be disallowed automatically without the need for any objection from the Debtors or the Reorganized Debtors. The Debtors or the Reorganized Debtors may settle an Administrative Claim without further Bankruptcy Court approval. Unless the Debtors or the Reorganized Debtors object to an Administrative Claim, such Administrative Claim shall be deemed allowed in the amount requested. In the event that the Debtors or the Reorganized Debtors object to an Administrative Claim, the Bankruptcy Court shall determine the allowed amount of such Administrative Claim. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by the Debtors in the ordinary course of business.

                                   ARTICLE XI

                   EFFECT OF THE PLAN ON CLAIMS AND INTERESTS

                  11.1 REVESTING OF ASSETS. Except as otherwise explicitly provided in this Plan, on the Effective Date, all property comprising the Estates (including Retained Actions, but excluding property that has been abandoned pursuant to an order of the Bankruptcy Court) shall revest in each of the Debtors that owned such property or interest in property as of the Effective Date, free and clear of all Claims, liens, charges, encumbrances, rights and Interests of creditors and equity security holders. As of the Effective Date, the Reorganized Debtors may operate their businesses and use, acquire, and dispose of property and settle and compromise Claims or Interests without supervision of the Bankruptcy Court, free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by this Plan and the Confirmation Order.

                  11.2 DISCHARGE OF THE DEBTORS. Pursuant to Section 1141(d) of the Bankruptcy Code, except as otherwise specifically provided in this Plan or in the Confirmation Order, the distributions and rights that are provided in this Plan shall be in complete satisfaction, discharge, and release, effective as of the Confirmation Date (but subject to the occurrence of the Effective
Date), of Claims and Causes of Action, whether known or unknown, against, liabilities of liens on, obligations of rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to this Plan on account of such Claims, rights, and Interests, including, but not limited to, Claims and Interests that arose before the Confirmation Date, any liability

(including withdrawal liability) to the extent such Claims relate to services performed by employees of the Debtors prior to the Petition Date and that arise from a termination of employment or a termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Confirmation Date, and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not (a) a proof of claim or interest based upon such Claim, debt, right, or Interest is filed or deemed filed under Section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such Claim, debt, right, or Interest is allowed under
Section 502 of the Bankruptcy Code, or (c) the holder of such a Claim, right, or Interest accepted this Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims against and Interests in the Debtors, subject to the Effective Date occurring.

                  11.3     COMPROMISES AND SETTLEMENTS. In accordance with
Article 9.6 of this Plan, pursuant to Bankruptcy Rule 9019(a), the Debtors may compromise and settle various (a) Claims against them and (b) Causes of Action that they have against other Persons up to and including the Effective Date. After the Effective Date, such right shall pass to the Reorganized Debtors as contemplated in Article 11.1 of this Plan, without the need for further approval of the Bankruptcy Court, except as otherwise set forth in this Plan.

                  11.4     RELEASE BY DEBTORS OF CERTAIN PARTIES. Pursuant to
Section 1123(b)(3) of the Bankruptcy Code, effective as of the Effective Date, the Debtors, in their individual capacity and as debtors-in-possession for and on behalf of their Estates, shall release and discharge and be deemed to have conclusively, absolutely, unconditionally, irrevocably and forever released and discharged all Released Parties for and from any and all claims or Causes of Action existing as of the Effective Date in any manner arising from, based on or relating to, in whole or in part, the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in this Plan, the business or contractual arrangements between any Debtor or any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, or any act, omission, occurrence or event in any manner related to any such Claims, Interests, restructuring or the Chapter 11 Cases. The Reorganized Debtors shall be bound, to the same extent the Debtors are bound, by all of the releases set forth above.

                  11.5 RELEASE BY HOLDERS OF CLAIMS. As of the Effective Date, the Debtors and Reorganized Debtors will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the Debtors, the Chapter 11 Cases or this Plan (other than the rights of the Debtors or Reorganized Debtors to enforce this Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, this Plan, and that may be asserted by or on behalf of the Debtors or their Estates or the Reorganized Debtors against: (a) the directors, officers, employees, agents and professionals of the Debtors as of the Petition Date and thereafter; (b) the holders of Prepetition Lender Claims and agents thereof; (c) the Prepetition Agent; (d) the holders of the Prepetition Note Claims, (e) each Prepetition Lender; (f) the holders of the AREC Notes; and (g) the directors, officers, employees, agents, and professionals (as of the Petition Date and thereafter) of the entities released in subclauses (b) - (f).

                  As of the Effective Date, each holder of an Impaired Claim that affirmatively elects on the ballot for voting on this Plan to do so, shall in consideration for the obligations of the Debtors and the Reorganized Debtors under this Plan and the securities, contracts, instruments, releases and other agreements or documents to be delivered in connection with this Plan, forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights to enforce the Debtors' or the Reorganized Debtors' obligations under this Plan and the securities, contracts, instruments, releases and other agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, or this Plan against: (a) the Debtors and the Reorganized Debtors; (b) the directors, officers, employees, agents and professionals of the Debtors as of the Petition Date and thereafter; (c) the holders of Prepetition Lender Claims and agents thereto; (d) the Prepetition Agent; (e) the holders of Prepetition Note Claims; (f) each Prepetition Lender;
(g) the holders of the AREC Notes; and (h) the directors, officers, employees, agents, and professionals (as of the Petition Date and thereafter) of the entities released in subclauses (c) - (g) acting in such capacity.

                  None of the Debtors or their Estates, the Reorganized Debtors, the directors, officers, employees, agents and professionals of the Debtors as of the Petition Date and thereafter, the holders of Prepetition Lender Claims, the Prepetition Agent, the holders of the Prepetition Note Claims, each Prepetition Lender, the holders of the AREC Notes, and the directors, officers, employees, agents, and professionals (as of the Petition Date and thereafter) of such entities, nor any of their respective present or former members, officers, directors, employees, advisors, or attorneys shall have or incur any liability to any holder of a claim or an interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, formulating, negotiating or implementing this Plan, the solicitation of acceptances of this Plan, the pursuit of confirmation of this Plan, the confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, except for their gross negligence or willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

                  11.6 SETOFFS. The Debtors may, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to this Plan in respect of such Claim, claims of any nature whatsoever that the Debtors may have against such Claimho1der but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such claim that the Debtors or the Reorganized Debtors may have against such Claimholder.

                  11.7 SUBORDINATION RIGHTS. Except as otherwise specifically provided for in the Plan, all Claims against the Debtors and all rights and claims between or among Claimholders relating in any manner whatsoever to distributions on account of Claims against or Interests in the Debtors, based upon any claimed subordination rights, whether asserted or unasserted, legal or equitable, shall be deemed satisfied by the distributions under the Plan to Claimholders or Interestholders having such subordination right, and such subordination rights shall be deemed waived, released, discharged, and terminated as of the Effective Date.

                  11.8     EXCULPATION AND LIMITATION OF LIABILITY. Subject to
Article 11.10 of this Plan, the Debtors, the Reorganized Debtors, the Statutory Committees, the members of the Statutory Committees in their capacities as such, the DIP Lenders in their capacities as such, the DIP Agent in its capacity as such, the Prepetition Agent in its capacity as such, the Prepetition Lenders in their capacities as such, any indenture trustee for the Prepetition Notes serving after the Petition Date in its/their capacity as such, each holder of the AREC Notes, and any of such parties' respective present or former members, officers, directors, employees, advisors, attorneys, representatives, financial advisors, investment bankers, or agents and any of such parties' successors and assigns, shall not have or incur, and are hereby forever released, waived, and discharged from, any claims, obligations, suit, judgments, damages, demands, debts, rights, Causes of Action, or liabilities to one another or to any Claimholder or Interestholder, or any other party-in-interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of the Debtors' Chapter 11 Cases, negotiation and filing of this Plan, filing the Chapter 11 Cases, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or hereafter arising in law, equity or otherwise that are based in whole or party on any act, omission, transaction, event or occurrence, taking place on or prior to the Effective Date, except for their willful misconduct and except with respect to obligations arising under confidentiality agreements, joint interest agreements, and protective orders entered during the Chapter 11 Cases, and in all respects sha1l be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under this Plan. No Claimholder or Interestholder, or other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, and no successors or assigns of the foregoing, shall have any right of action against the parties listed in this Article for any act or omission in connection with, relating to or arising out of the Chapter 11 Cases, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan.

                  11.9 INDEMNIFICATION OBLIGATIONS. The Debtors' obligations to indemnify any Indemnitee entitled to assert Indemnification Rights shall be deemed and treated as executory contracts that the Reorganized Debtors shall assume pursuant hereto and Section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such Indemnitees' Indemnification Rights shall survive unimpaired and unaffected by entry of the Confirmation Order, irrespective of whether any such Indemnification Right is owed for an act or event occurring before or after the Petition Date. Without limiting the foregoing and in addition to the foregoing, the Reorganized Debtors shall assume all obligations with respect to the Indemnification Rights referred to herein. As such, this Plan, in effect, provides administrative claim treatment for pre-petition Indemnification Rights, if any, based on substantial contributions made by the Debtors' directors, officers, and/or employees.

                  11.10 EXCLUSIONS AND LIMITATIONS ON EXCULPATION, INDEMNIFICATION, AND RELEASES. D&O Insurance Policies maintained by the Debtors are hereby assumed. Entry of the Confirmation Order shall constitute approval of such assumptions pursuant to Section 365(a) of the Bankruptcy Code. Each Reorganized Debtor shall have the authority, in its sole discretion to maintain from the Effective Date D&O Insurance Policy coverage for the categories of individuals covered, as of the Petition Date, by such policies at levels and on terms no less favorable to such individuals than the terms and levels provided for under the policies assumed pursuant to this Plan.

                  11.11 INJUNCTION. The satisfaction, release, and discharge pursuant to this Article XI shall act as an injunction against any Person commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied, released, or discharged under this Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by Sections 524 and 1141 thereof.

                  11.12 AMERCO/AREC GUARANTY OBLIGATIONS. On the Effective Date, and unless otherwise specifically provided for in this Plan, the AMERCO/AREC Guaranty Obligations shall be deemed Reinstated under the Plan, and any non-monetary default with respect to the obligations underlying the AMERCO/AREC Guaranty Obligations, shall be deemed Cured.

                  11.13 PMPP SUPPORT AGREEMENT. On the Effective Date, AMERCO's obligations under the PMPP Support Agreement shall be deemed Reinstated under the Plan and any non-monetary default shall be deemed Cured.

                                  ARTICLE XII

                              CONDITIONS PRECEDENT

                  12.1 CONDITIONS TO CONFIRMATION. The following are conditions precedent to confirmation of this Plan that may be satisfied or waived in accordance with Article 12.3 of this Plan:

                           (a) The Bankruptcy Court shall have approved by Final Order a Disclosure Statement with respect to this Plan in form and substance acceptable to the Debtors in their sole and absolute discretion.

                           (b) The Confirmation Order shall be in form and substance acceptable to the Debtors in their sole and absolute discretion.

                  12.2 CONDITIONS TO THE EFFECTIVE DATE. The following are conditions precedent to the occurrence of the Effective Date, each of which may be satisfied or waived in accordance with Article 12.3 of this Plan:

                           (a) The Reorganized Debtors shall have entered into the Exit Financing Facility and all conditions precedent to the consummation thereof shall have been waived or satisfied in accordance with the terms thereof.

                           (b) The Reorganized Debtors and SAC Holding shall have entered into the SAC Holding Participation and Subordination Agreement and all conditions precedent to the consummation thereof shall have been waived or satisfied in accordance with the terms thereof.

                           (c) The Bankruptcy Court shall have entered one or more orders (which may include the Confirmation Order) authorizing the assumption and rejection of unexpired leases and executory contracts by the Debtors as contemplated by
                  Article 8 of this Plan.

                           (d) The Confirmation Order shall have been entered by the Bankruptcy Court and shall be a Final Order, the Confirmation Date shall have occurred, and no request for revocation of the Confirmation Order under Section 1144 of the Bankruptcy Code shall have been made, or, if made, shall remain pending.

                           (e) Each Exhibit, document or agreement to be executed in connection with this Plan shall be in form and substance reasonably acceptable to the Debtors.

                  12.3 WAIVER OF CONDITIONS TO CONFIRMATION OR EFFECTIVE DATE. The conditions set forth in Article 12.1 and Article 12.2 of this Plan may be waived, in whole or in part, by the Debtors, after consultation with the Statutory Committees, without any notice to any other parties in interest or the Bankruptcy Court and without a hearing. Notwithstanding the foregoing, the condition set forth in Article 12.2(a) may be waived by the Debtors only with the prior written consent of JPMorgan, in its capacity as agent under the JPMorgan Chase Credit Facility. The failure to satisfy or waive any condition to the Confirmation Date or the Effective Date may be asserted by the Debtors in their sole discretion regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Debtors in their sole discretion). The failure of the Debtors to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right, which may be asserted at any time.

                                  ARTICLE XIII

                            RETENTION OF JURISDICTION

                   Pursuant to Sections 105(a) and 1142 of the Bankruptcy Code, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and this Plan, including, among others, the following matters:

                           (a) to hear and determine motions for (i) the assumption or rejection or (ii) the assumption and assignment of executory contracts or unexpired leases to which any of the Debtors are a party or with respect to which any of the Debtors may be liable, and to hear and determine the allowance of Claims resulting therefrom including the amount of Cure, if any, required to be paid;

                           (b)      to adjudicate any and all adversary
                  proceedings, applications and contested matters that may be commenced or maintained pursuant to the Chapter 11 Cases or this Plan, proceedings to adjudicate the allowance of Disputed Claims and Disputed Interests and all controversies and issues arising from or relating to any of the foregoing;

                           (c) to ensure that distributions to Allowed Claimholders are accomplished as provided herein;

                           (d) to hear and determine any and all objections to the allowance or estimation of Claims and Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Interest, and to allow or disallow any Claim or Interest, in whole or in part;

                           (e) to enter and implement such orders as may be appropriate if the Confirmation Order is for any reason stayed, revoked, modified and/or vacated;

                           (f) to issue orders in aid of execution, implementation, or consummation of this Plan;

                           (g) to consider any modifications of this Plan, to cure any defect or omission, or to reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                           (h) to hear and determine all applications for allowance of compensation and reimbursement of Professional Claims under this Plan or under Sections 330, 331, 503(b), 1103 and 1l29(a)(4) of the Bankruptcy Code;

                           (i) to determine requests for the payment of Claims entitled to priority under Section 507(a)(l) of the Bankruptcy Code, including compensation of and reimbursement of expenses of parties entitled thereto;

                           (j) to hear and determine disputes arising in connection with the interpretation, implementation or enforcement of this Plan or the Confirmation Order including disputes arising under agreements, documents or instruments executed in connection with this Plan;

                           (k) to hear and determine all suits or adversary proceedings to recover assets of any of the Debtors and property of their Estates, wherever located;

                           (l) to hear and determine matters concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

                           (m) to hear any other matter not inconsistent with the Bankruptcy Code;

                           (n) to hear and determine all disputes involving the existence, nature or scope of the Debtors' discharge, including any dispute relating to any liability arising out of the termination of employment or the termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Effective Date;

                           (o) to hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan;

                           (p) to enter a final decree closing the Chapter 11 Cases; and

                           (q) to enforce all orders previously entered by the Bankruptcy Court.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

                  14.1 BINDING EFFECT. Upon the Effective Date, this Plan shall he binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all present and former Claimholders, all present and former Interestholders, other parties-in-interest and their respective heirs, successors, and assigns.

                  14.2 MODIFICATION AND AMENDMENTS. The Debtors may alter, amend or modify this Plan and any Exhibits thereto under Section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Hearing. After the Confirmation Date and prior to substantial consummation of this Plan with respect to the Debtors as defined in Section 1101(2) of the Bankruptcy Code, the Debtors may under Section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in this Plan, the Disclosure Statement, or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of this Plan.

                  14.3 WITHHOLDING AND REPORTING REQUIREMENTS. In connection with this Plan and all instruments issued in connection therewith and distributions thereunder, the Debtors shall comply with all withholding and reporting requirements imposed by any federal, stale, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements.

                  14.4     REVOCATION, WITHDRAWAL OR NON-CONSUMMATION.

                           (a) RIGHT TO REVOKE OR WITHDRAW. The Debtors reserve the right to revoke or withdraw this Plan at any time prior to the Effective Date.

                           (b)      EFFECT OF WITHDRAWAL, REVOCATION OR
                  NON-CONSUMMATION. If the Debtors revoke or withdraw this Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan, any settlement or compromise embodied in this Plan with respect to the Debtors (including the fixing or limiting to an amount certain any Claim or Class of Claims with respect to the Debtors, or the allocation of the distributions to be made hereunder), the assumption or rejection of executory contracts or leases effected by this Plan with respect to the Debtors, and any document or agreement executed pursuant to this Plan with respect to the Debtors shall be null and void as to the Debtors. In such event, nothing contained herein or in the Disclosure Statement, and no acts taken in preparation for consummation of this Plan, shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other Person, to prejudice in any manner the rights of the Debtors, the holder of a Claim or Interest, or any Person in any further proceedings involving the Debtors or to constitute an admission of any sort by the Debtors or any other Person.

                  14.5 NOTICES. Any notice required or permitted to be provided to the Debtors, Statutory Committees, Prepetition Lenders, or the holders of the AREC Notes, shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery, or (c) overnight delivery service, to be addressed as follows:

IF TO THE DEBTORS:                       IF TO THE CREDITORS' COMMITTEE:

AMERCO                                   c/o Milbank, Tweed, Hadley & McCloy LLP
2727 North Central Avenue                601 South Figueroa Street
Phoenix, Arizona 85004                   Los Angeles, California 90017
Attention:  Gary V. Klinefelter, Esq.    Attention: Paul S. Aronzon, Esq.

WITH A COPY TO:                          IF TO THE AREC NOTEHOLDERS:

Squire, Sanders & Dempsey L.L.P.         McDermott, Will & Emery
Two Renaissance Square                   227 West Monroe Street
40 North Central Avenue, Suite 2700      Chicago, Illinois 60606
Phoenix, Arizona 85004                   Attention:  Nathan F. Coco, Esq.
Attention:  Craig D. Hansen, Esq.

IF TO THE PREPETITION AGENT:             IF TO THE EQUITY COMMITTEE:

JPMorgan Chase Bank                      Stutman, Treister & Glatt PC
270 Park Avenue                          1901 Avenue of the Stars, 12th Floor
New York, New York 10017                 Los Angeles, California 90067
Attention:  John McDonagh                Attention: Charles D. Axelrod, Esq.

WITH A COPY TO:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California  90071-3144
Attention:  Richard B. Levin, Esq.

                  14.6 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Cases under Sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date, shall remain in full force and effect until the Effective Date.

                  14.7 GOVERNING LAW. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated, the laws of the State of Nevada shall govern the construction and implementation of this Plan, any agreements, documents and instruments executed in connection with this Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreements shall control). Corporate governance matters relating to Debtors shall also be governed by the laws of the State of Nevada.

                  14.8 NO WAIVER OR ESTOPPEL. Upon the Effective Date, each Claimholder or Interestholder shall be deemed to have waived any right to assert that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured, or not subordinated by virtue of an agreement made with the Debtors and/or their counsel, the Statutory Committees and/or their counsel, or any other party, if such agreement was not disclosed in this Plan, the Disclosure Statement or papers filed with the Bankruptcy Court.

                  14.9 CONFLICTS. In the event that the provisions of the Disclosure Statement and the provisions of the Plan conflict, the terms of the Plan shall govern.

Dated:   October 6, 2003
         Reno, Nevada

                                          Respectfully submitted.

                                          AMERCO, a Nevada corporation

                                          By: /s/ Edward J. Shoen
                                              ----------------------------------
                                              Its Chief Executive Officer

                                          AMERCO REAL ESTATE COMPANY, a Nevada
                                          corporation

                                          By: /s/ Carlos Vizcarra
                                              ----------------------------------
                                              Its President

                                          SAC HOLDING CORPORATION, a Nevada
                                          corporation

                                          By: /s/ Mark V. Shoen
                                              ----------------------------------
                                              Its President

                                          SAC HOLDING II CORPORATION, a Nevada
                                          corporation

                                          By: /s/ Mark V. Shoen
                                              ----------------------------------
                                              Its President

                                   EXHIBIT A-1

                    EXIT FINANCING FACILITY COMMITMENT LETTER

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                   EXHIBIT A-2

                        EXIT FINANCING FACILITY AGREEMENT

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT B

                   RESTRUCTURING AGREEMENT (AREC NOTEHOLDERS)

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT C

                   RESTRUCTURING AGREEMENT (REVOLVER LENDERS)

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT D

              SAC HOLDING PARTICIPATION AND SUBORDINATION AGREEMENT

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT E

                        AMERCO/AREC GUARANTY OBLIGATIONS

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT F

               PMSR RESTRUCTURED SUPPORT AND OBLIGATIONS AGREEMENT

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT G

                            RESTATED BMO MASTER LEASE

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT H

                         RESTATED CITIBANK MASTER LEASE

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT I

                                NEW BMO GUARANTY

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT J

                              NEW CITIBANK GUARANTY

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT K

                           NEW AMERCO NOTES INDENTURE

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT L

                         NEW TEAM LOAN B NOTES INDENTURE

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]

                                    EXHIBIT M

                       SAC HOLDING SENIOR NOTES INDENTURE

               [TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE]